                                 EXHIBIT 10.22



     Confidential treatment has been granted with respect to certain provisions of this Exhibit, which provisions have been omitted from this Exhibit 10.22, marked by asterisks (***) and filed separately with the Commission.

                   ----------------------------------------
                              PURCHASE AGREEMENT
                                    BETWEEN
                         MCDONNELL DOUGLAS CORPORATION
                                      AND
                            VALUJET AIRLINES, INC.
                                  DAC 95-40-D
                   ----------------------------------------



      THIS DOCUMENT CONTAINS TRADE SECRETS AND COMMERCIAL, FINANCIAL AND PROPRIETARY INFORMATION WHICH IS PRIVILEGED AND CONFIDENTIAL TO THE MCDONNELL DOUGLAS CORPORATION AND WHICH MAY NOT BE DISCLOSED TO ANY PERSON, GOVERNMENTAL AGENCY, COMPANY, CORPORATION OR OTHER PARTY EXCEPT AS SUCH DISCLOSURE IS REQUIRED BY LAW.

                               TABLE OF CONTENTS

Date of Contract and Contracting Parties........................  1-1
Article 1    -    DEFINITIONS...................................   1-1
Article 2    -    SUBJECT MATTER OF SALE........................   2-1
Article 3    -    PRICE.........................................   3-1
Article 4    -    PAYMENT.......................................   4-1
Article 5    -    DETAIL SPECIFICATION CHANGES..................   5-1
Article 6    -    DELIVERY......................................   6-1
Article 7    -    EXCUSABLE DELAY...............................   7-1
Article 8    -    BUYER FURNISHED OR DESIGNATED EQUIPMENT.......   8-1
Article 9    -    TAXES, CUSTOMS, DUTIES AND LICENSES...........   9-1
Article 10   -    FEDERAL AVIATION ADMINISTRATION APPROVAL......  10-1
Article 11   -    PATENT, TRADEMARK, TRADE SECRET AND
                  COPYRIGHT INDEMNITY...........................  11-1
Article 12   -    AIRCRAFT SUPPORT SERVICES AND BUYER'S WARRANTY  12-1
Article 13   -    ASSIGNMENT AND TRANSFER.......................  13-1
Article 14   -    NOTICES AND REQUESTS..........................  14-1
Article 15   -    APPLICABLE LAW, VARIANCES AND WAIVER..........  15-1
Article 16   -    NONDISCLOSURE.................................  16-1
Signature Page..................................................  17-1
     EXHIBIT A   -  DETAIL SPECIFICATION
     EXHIBIT A1  -  SPECIFICATION CHANGES NOTICES
     EXHIBIT B   -  CERTIFICATE OF TECHNICAL ACCEPTANCE AND DELIVERY
     EXHIBIT C   -  AIRCRAFT SUPPORT SERVICES
     EXHIBIT D   -  PRICE AND ADJUSTMENTS FOR FLUCTUATIONS IN THE ECONOMY

                               PURCHASE AGREEMENT


THIS AGREEMENT, dated December 6, 1995 is made by and between MCDONNELL DOUGLAS
                      ----------------
CORPORATION (Seller), having an office in the City of Long Beach, State of California, and VALUJET AIRLINES, INC. (Buyer), having its principal place of business in the City of Atlanta, State of Georgia.

In consideration of the mutual covenants herein, Buyer and Seller agree as follows:
DEFINITIONS

For all purposes of this Agreement the following terms shall have the following meanings (such definitions to be equally applicable to both singular and plural forms of the terms defined):

TERM        MEANING
----        -------

ADVANCE     An amount used solely for the calculation of progress payments and
PAYMENT     which is specified in paragraph A. of the article entitled
PRICE       PAYMENT.
AGREEMENT   This Purchase Agreement including any agreements made a part of the
            Purchase Agreement and the Exhibits (each of which is incorporated in this Purchase Agreement by this reference) and amendments hereto.

AIRCRAFT One or more of the aircraft purchased hereunder, the quantity and description of which are contained in the article entitled SUBJECT MATTER OF SALE.

AIRFRAME    The price for the airframe set forth in paragraph A. of the
BASE        article entitled
PRICE       PRICE.

AOG         Aircraft On Ground - The highest priority designation to process a
            -        -  -
            requirement for a Spare Part or maintenance action. Indicates that an Aircraft is unable to continue or be returned to revenue service until the appropriate action is taken.

BASE PRICE  The sum of the Airframe Base Price and the Engine Base Price.

BDE         Buyer Designated Equipment - Equipment identified in the Detail
            -     -          -
            Specification as BFE designated for purchase by Seller.

BFE         Buyer Furnished Equipment - Equipment identified in the Detail
            -     -         -
            Specification to be furnished by the Buyer to the Seller.

TERM           MEANING
----           -------

CERTIFICATE    As to any Aircraft, a certificate substantially in the form of
TECHNICAL      Exhibit B.
ACCEPTANCE
AND DELIVERY

COVERED        Any airframe component or landing gear component specified in
Exhibit C,
COMPONENT      Part I, paragraph C.5.

DETAIL         The document which defines the configuration of the Aircraft,
SPECIFICATION  consisting of the Detail Specification (Exhibit A hereto)
               identified in the article entitled SUBJECT MATTER OF SALE, as it may be amended from time to time by SCNs.

DOCUMENTS      Manuals, documents, Programs, data or instructional material provided pursuant to this Agreement or otherwise, in any form or medium.

ENGINES The propulsion system which is comprised of engines, nacelles, including thrust reversers and engine build-up.

ENGINE BASE    The price for the Engines as set forth in paragraph A. of the
PRICE          article entitled PRICE.

EXCUSABLE      Any delay in delivery of Aircraft or of any Product or Document or delay

DELAY in performance of a Service or any other act by Seller under this Agreement by reason of any one or more of the causes set forth in paragraph A. of the article entitled EXCUSABLE DELAY.

FAA            The United States Federal Aviation Administration.  This term
                                 -       -        -
               includes the Federal Aviation Administrator and any successor
               U.S. Federal authority.

FAILURE For purposes of Exhibit C, Part I, paragraph C.1. any breakage of or defect in a Covered Component.

FAR            The United States Federal Aviation Regulations.
                                 -       -        -

FLIGHT CREW    A Flight Crew will consist of one Captain and one First
               Officer.

INITIAL        Spare parts ordered for the support of the initial twelve months
PROVISIONING   of operation after delivery of first Aircraft as specified in
ORDERS         Part III of Exhibit C.

TERM          MEANING
----          -------

INTEREST The charge for use, including delay in receipt, of money computed (on a quarterly basis) at prime (the per annum rate announced from time to time by Chase Manhattan Bank at its principal office in New York, New York as its prime commercial lending rate) plus one percent, but in no event greater than the rate permitted under California law.

INTERFACE     Any problem in the operation of the Aircraft or any system or
PROBLEM       assembly thereof due to malfunction or failure of any accessory, equipment, or part, the cause of which after due and reasonable investigation, is not readily identifiable as to its source.

POLICY The Service Life Policy set forth in Exhibit C, Part I, paragraph C.

PRICE The Base Price adjusted by the provisions contained in paragraphs B., C. and D. of the article entitled PRICE.

PRODUCT An Aircraft structure, system, article, product, accessory, equipment or part whether installed on the Aircraft or purchased or provided as a spare or replacement part if made to Seller's proprietary design.

PROGRAM Any computer software or program in any form or media provided by Seller, including whole or partial copies of machine-readable instructions, a collection of machine-readable data, such as a data base, and documentation, descriptions, instructions or listings related to such instructions or data.

SCN           A Specification Change Notice is the document used to change or
                -             -      -
              modify the Detail Specification.

SELLER PART   An Aircraft article, product, accessory, equipment or part made to
              Seller's proprietary design.

SELLER'S      A plant or facility designated by Seller.
FACILITY

SELLER'S      Manager, Warranty Administration
WARRANTY      McDonnell Douglas Corporation
ADMINISTRATOR 3855 Lakewood Boulevard
              Long Beach, California  90846-0001

SERVICE Any service related to the subject matter hereof whether provided under this Agreement or otherwise.

TERM        MEANING
----        -------

SPARE PART  Seller Part and Vendor Part.

VENDOR      A manufacturer or supplier of a Vendor Part, service or document.

VENDOR PART An Aircraft article, product, accessory, equipment or part not made to Seller's proprietary design. Engines, BFE and BDE are specifically excluded from this definition of Vendor Parts.

ARTICLE 2 -   SUBJECT MATTER OF SALE

A. Seller shall manufacture, sell and deliver to Buyer, and Buyer shall purchase from Seller, under the terms and subject to the conditions set forth in this Agreement, fifty MD-95-30 aircraft conforming to the Detail Specification which consists of DS9530A dated 05 January 1995 as amended by the SCN's set forth in Exhibit A1 hereto and as may be further modified in accordance with the provisions of the article entitled DETAIL SPECIFICATION CHANGES.

B. During the manufacture of the Aircraft by Seller, Buyer shall be required to provide information concerning the configuration of the Aircraft, including, but not limited to, interior arrangement, special features, and the selection of materials and colors. Seller shall provide Buyer reasonable notice relative to the dates when such information is required and Buyer shall provide such information by the dates so specified. In the event Buyer fails to perform in accordance with the dates provided by Seller, Seller shall have the same rights as those specified in paragraph F. of the article entitled BUYER FURNISHED OR DESIGNATED EQUIPMENT.

C. In the event of any conflict or inconsistency between any provisions of this Agreement (excluding Exhibit A and A1 hereto) and the Detail Specification, the provisions of this Agreement shall apply.

D. Seller shall make all reasonable efforts towards obtaining the same type rating with respect to flight crew training between the MD-95-30 aircraft and DC-9 aircraft.

E. Seller shall make all reasonable efforts towards providing the primary flight display, navigation display, engine and alert displays in a Liquid Crystal Display (LCD) format in lieu of those specified in Detail Specification DS9530A dated 05 January 1995 at no additional charge to Buyer.

ARTICLE 3 -   PRICE

A. The Base Price of the Aircraft is, * * * which is composed of the Airframe Base Price of * * * , plus the Engine Base Price of * * * .

B. Except for SCNs defined in Article 5, Paragraph B., the Base Price of the Aircraft shall be increased or decreased by the amounts specified in SCNs executed in accordance with the article entitled DETAIL SPECIFICATION CHANGES or as otherwise provided in this Agreement.

C. The Price of the Aircraft shall be the Base Price, first modified or adjusted in accordance with paragraph B. above, and then adjusted according to the provisions in Exhibit D.

D. Equipment designated in the Detail Specification as Buyer Furnished Equipment is hereby designated by Seller as Seller Furnished Equipment (SFE) and is included in the above Base Price.

ARTICLE 4 -    PAYMENT

A. As the basis for determining the amount of progress payments due each Aircraft shall have an Advance Payment Price as follows:

         YEAR OF ORIGINAL
        SCHEDULED DELIVERY     ADVANCE PAYMENT PRICE
        ------------------    -----------------------

              1999
              2000
              2001                     * * *
              2002
              2003

B. As an initial progress payment, Buyer shall pay Seller one percent of the Advance Payment Price of each Aircraft concurrently with the execution of this Agreement less any payment(s) previously paid for the Aircraft. On the first business day of each of the following number of full months prior to the scheduled month of delivery as adjusted from time to time, as set forth in the article entitled DELIVERY, Buyer shall pay Seller additional progress payments on each Aircraft. These payments shall equal the following indicated percentage of the Advance Payment Price of each Aircraft.

              MONTHS PRIOR TO
       SCHEDULED MONTH OF DELIVERY        PERCENTAGE OF
      AS ADJUSTED FROM TIME TO TIME   ADVANCE PAYMENT PRICE
     -------------------------------  ---------------------

                   * * *                        * * *



C. Buyer shall pay Seller the balance of the Price of each Aircraft at the time of its delivery.


                                     * * *

                                     * * *



D. Seller will advise Buyer at the time each progress payment is due as to whether it anticipates that the Aircraft for which the payment is due will deliver in accordance with the contractual delivery month. In the event Seller determines that the delivery will be delayed beyond the contractual delivery month, the progress payments shall be rescheduled in accordance with Paragraph B. above to correspond with the anticipated month of delivery.


                                     * * *



F. Any sums payable under this Agreement other than the Price of the Aircraft shall be due and payable within thirty days after receipt of invoice by Buyer.

G. Seller shall provide Buyer notice in the event Buyer fails to make any of the payments at the times and in the amounts required under this Agreement.
   Buyer shall pay Seller Interest on such payment beginning one business day after the date notice is provided by Seller until the payment is received by Seller. This shall be in addition to any other rights or remedies available to Seller.

H. All Aircraft payments                       * * *
   shall be made in United States of America currency, in immediately available funds, at a depository in the United States of America to be designated by Seller. Buyer shall comply with applicable monetary and exchange control regulations in order to permit Buyer to make all payments in accordance with this Agreement. If so requested by Seller, Buyer shall provide Seller information relative to the day funds are transferred, the amount of funds transferred, the depository from which the funds are transferred, the depository to which the funds are deposited, and the means of funds transfer.

I. Buyer shall not by virtue of anything contained in this Agreement (including, without limitation, any partial payments or progress payments or any designation or identification by Seller of particular aircraft as Aircraft) acquire a special property or insurable interest in any Aircraft prior to delivery of and payment for such Aircraft by Buyer.

ARTICLE 5 -   DETAIL SPECIFICATION CHANGES

A. The Detail Specification may be changed by agreement of the parties through mutual execution of an SCN.

B. The Detail Specification may be changed by Seller without Buyer's consent to incorporate development changes. Development changes shall not (i) increase the Price, (ii) delay delivery, (iii) adversely affect the performance of the Aircraft as set forth in the Detail Specification, (iv) materially adversely affect maintainability of the Aircraft, or (v) change the interchangeability requirements of the Detail Specification. Development changes shall not be made as to items of BFE or BDE. Seller shall notify Buyer of all development changes affecting the Detail Specification by furnishing SCNs.

ARTICLE 6 -   DELIVERY

A. INSPECTION AND DEMONSTRATION
   ----------------------------

   1. The manufacture of the Aircraft by Seller and all materials and parts procured by Seller for this purpose may be inspected by Buyer's representatives during normal business hours at Seller's Facility. If access to any part of Seller's Facility where manufacture is in progress or materials or parts are stored is restricted by governmental authorities or regulations, Seller shall be allowed a reasonable time to make the items available for inspection elsewhere. All inspections by Buyer's representative shall be made in accordance with Seller's security policies and in such a way that the manufacturing process is not hindered or delayed. Seller shall furnish, without charge, office space (including desks, telephones, and facsimile equipment) at Seller's Facility for a reasonable number of Buyer's representatives. Buyer shall notify Seller of the number of representatives requiring office space at least thirty days prior to date of arrival .

   2. Performance and functional data based on ground and flight tests on one or more of the early aircraft of the type purchased by Buyer shall be the basis for engineering calculations and interpretations to show compliance with the Detail Specification excepting the Performance Guarantee set forth in Letter Agreement No. 7 which shall be determined in accordance with the terms thereof.

   3. If flight tests are necessary on Aircraft delivered subsequent to Buyer's Aircraft No. 1 because of Buyer unique SCNs incorporated in the Aircraft, Seller may use one or more of the Aircraft for such flight tests and Buyer will accept delivery of such Aircraft without any reduction in the Price on account of resulting wear and tear. Buyer agrees that any delay resulting from such testing shall be considered an Excusable Delay. In no event shall Seller accrue more than ten hours or five cycles in performing such flight tests.

   4. Seller shall perform its standard production ground functional and flight test on the Aircraft and the results of such test shall be provided to Buyer prior to delivery of such Aircraft. Buyer's representatives do not participate in or observe these flight tests.

   5. Buyer's representatives, at any time prior to technical acceptance of an Aircraft (as described in this article), may request correction of parts or materials which (i) are not in accordance with the Detail Specification or Seller's standard engineering and quality manuals or
        (ii) have material or workmanship which, if the Aircraft were delivered and were within the applicable warranty period, would entitle Buyer to warranty correction under paragraph A. of Part I of Exhibit C. Buyer shall promptly notify Seller after it discovers any such nonconformance. Seller shall correct or replace at no-charge to Buyer (unless otherwise agreed between Buyer and Seller) all such parts, materials or workmanship which are promptly brought to its attention and mutually determined to be nonconforming.

B. TECHNICAL ACCEPTANCE
   --------------------

   1. The Aircraft shall be tendered to Buyer for technical acceptance after it has been assembled, completed and tested, but no earlier than seven business days prior to the first day of the scheduled month of delivery. Seller shall give Buyer ninety days notice of the date on which Seller proposes to tender the Aircraft for technical acceptance and delivery.

   2. At Buyer's request, an acceptance procedure, including ground functional and flight test, shall be performed on the Aircraft jointly by Buyer and Seller and shall be conducted in accordance with Seller's standard procedures. Up to five representatives of Buyer may participate in this acceptance procedure and Buyer shall be permitted to flight test the Aircraft. Seller shall not be required to provide special instrumentation for this acceptance procedure. Seller shall have complete control of all flights and shall bear all costs and expenses incident thereto. Buyer agrees to complete all inspections and testing authorized or permitted under this paragraph before the end of the seventh business day after Seller has tendered the Aircraft to Buyer. If during the five business day technical acceptance period Buyer determines and Seller agrees, which agreement shall not be unreasonably withheld, that there is noncompliance with the Detail Specification, the seven business day period shall be suspended until (i) Seller corrects the noncompliance or (ii) the condition is resolved to the satisfaction of Buyer and Seller. During the suspension period Buyer shall continue its inspection of areas of the Aircraft unaffected by Seller's efforts to correct the noncompliance. Upon completion of (i) or (ii) above, Buyer shall have the remainder of the period to complete its acceptance (subject to further suspensions as a result of non-compliance with the Detail Specification). Buyer shall technically accept the Aircraft if it meets the requirements of the Detail Specification.

   3. Immediately upon completion of the inspection and testing noted above, Buyer shall indicate its technical acceptance of an Aircraft by execution of Section A of a Certificate of Technical Acceptance and Delivery for the Aircraft. Technical acceptance shall not impair the warranties set forth in Part I of Exhibit C.

   4. In the event Buyer fails to complete its technical acceptance within the seven business day period, the Aircraft shall be deemed to have been technically accepted by Buyer at the end of the seven business day period after tender as if Buyer had expressly indicated its technical acceptance as noted above.

   5. Buyer shall have the right to technically accept an Aircraft not in compliance with the Detail Specification subject to mutual agreement as to the resolution of the non-compliance.

 C.  DELIVERY
     --------
     1. On the first business day after technical acceptance pursuant to paragraph B.3. or B.4. above, but no earlier than the later of the issuance of an FAA Certificate of Airworthiness for the Aircraft or the first business day of the scheduled month of delivery, Buyer shall accept delivery of the Aircraft by endorsement of Section B of a Certificate of Technical Acceptance and Delivery for such Aircraft. Delivery shall be made at Long Beach, California, or any other location mutually agreed by Buyer and Seller. The scheduled months of delivery of the Aircraft are as follows:

     BUYER'S AIRCRAFT        SCHEDULED MONTH OF DELIVERY
     ----------------        ---------------------------
          NUMBER
          ------
             1
             2
             3
             4
             5
             6
             7
             8
             9
             10                     *    *    *
             11
             12
             13
             14
             15
             16
             17
             18
             19
             20
             21

              BUYER'S AIRCRAFT       SCHEDULED MONTH OF DELIVERY
              ----------------       ---------------------------
                 NUMBER
                 ------

                   23
                   24
                   25
                   26
                   27
                   28
                   29
                   30
                   31
                   32
                   33                      *    *    *
                   34
                   35
                   36
                   37
                   38
                   39
                   40
                   41
                   42
                   43
                   44
                   45
                   46
                   47
                   48
                   49

2. If Buyer fails to accept delivery of an Aircraft as required in paragraph
   C.1. above, Buyer shall reimburse Seller for all reasonable losses, costs and expenses (including, without limitation, taxes, Interest and reasonable amounts for transportation, storage, insurance, preservation, preparation and protection) sustained by Seller after such date. Seller's acceptance of such payments shall not constitute a waiver of its rights to pursue its remedies for default or to pursue any other rights it may have at law or otherwise.

3. Upon delivery of and payment for an Aircraft, title to the Aircraft shall pass from Seller to Buyer. Seller shall furnish to Buyer a bill of sale and other appropriate documents of title as Buyer may reasonably request.

4. Notwithstanding anything herein to the contrary, in no event shall Buyer be required to take delivery of more than two Aircraft per month except for Aircraft delayed by Buyer's failure to perform in accordance with the Agreement.

                                      * * *
D. GENERAL
   -------

   SELLER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BUYER, ITS OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES (i) FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR ALL INJURIES TO AND DEATHS OF PERSONS, EXCEPTING INJURIES TO AND DEATH OF BUYER'S EMPLOYEES PARTICIPATING IN ANY SUCH INSPECTIONS, TESTS OR FLIGHTS OF ANY AIRCRAFT PRIOR TO ITS DELIVERY, AND (ii) FOR LOSS OF OR DAMAGE TO TANGIBLE PROPERTY OF THIRD PARTIES NOT EMPLOYED BY BUYER OR CLAIMING THROUGH OR BY REASON OF THE DEATH OF ANY SUCH EMPLOYEE, WHETHER OR NOT CAUSED BY BUYER'S NEGLIGENCE, ARISING OUT OF OR IN CONNECTION WITH ANY AIRCRAFT DURING ANY INSPECTION, TEST OR FLIGHT THEREOF PRIOR TO DELIVERY. BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER, ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES RESULTING FROM INJURIES TO OR DEATHS OF BUYER'S SAID EMPLOYEES PARTICIPATING IN SAID INSPECTIONS, TESTS OR FLIGHTS, WHETHER OR NOT CAUSED BY SELLER'S NEGLIGENCE. IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY, THE LIABILITY FOR WHICH HAS BEEN ASSUMED HEREIN BY THE OTHER PARTY, THE PARTY AGAINST WHOM CLAIM IS MADE SHALL PROMPTLY NOTIFY THE OTHER PARTY AND THE LATTER SHALL HAVE THE RIGHT TO ASSUME AND CONDUCT THE DEFENSE THEREOF OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

ARTICLE 7 -   EXCUSABLE DELAY

A. EXCUSABILITY
   ------------
   1. Seller shall not be held responsible for nor be deemed to be in default of this Agreement because of delays in delivery of an Aircraft, Product or Document or delay in the performance of a Service or any other act to be performed by Seller under this Agreement (in addition to any such delays otherwise permitted herein) due to causes such as an act of God or the public enemy; civil war, insurrection or riot; war; natural disaster, fire, flood, explosion, earthquake or serious accident; epidemic or quarantine restriction; any act of government, government priority, allocation regulation or an order affecting material, labor, equipment, facilities or completed aircraft; strike, labor trouble causing cessation, slowdown or interruption of work; inability after due and timely diligence to seasonably procure material, accessories, equipment or parts or to obtain qualified labor, delay in transportation or, without limitation by enumeration of the foregoing, any other cause beyond the control of or not occasioned by the fault or negligence of Seller.

   2. Seller shall promptly notify Buyer of any delay or anticipated delay and anticipated duration of any such delay in delivery of an Aircraft.

B. LOSS, DESTRUCTION AND DAMAGE
   ----------------------------

   1. If prior to delivery an Aircraft is lost, destroyed or damaged beyond repair, or damaged to the extent that it can be repaired by replacement parts to a new condition but cannot be delivered in accordance with the delivery schedule set forth in this Agreement, the time reasonably required by Seller to furnish a replacement for such Aircraft or to accomplish repairs to such Aircraft, is deemed an Excusable Delay.

   2. If an Aircraft is lost, destroyed or damaged beyond repair, Seller shall promptly notify Buyer. As soon as possible Seller shall notify Buyer of the earliest date that a replacement aircraft can reasonably be delivered, consistent with Seller's other contractual commitments and production capabilities. Unless Buyer notifies Seller within one month after notice of the replacement aircraft delivery date that Buyer desires a replacement aircraft, this Agreement shall be terminated as to any such Aircraft and the rights of the parties shall be determined in accordance with paragraph D. below. If Buyer timely notifies Seller that it wants a replacement aircraft, the parties shall amend this Agreement to establish its scheduled month of delivery and shall appropriately reschedule progress payments. Notwithstanding the foregoing, nothing herein shall obligate Seller to deliver a replacement aircraft if manufacture thereof would require the reactivation of the production line for the model or series of aircraft purchased hereunder. The Base Price of the replacement aircraft shall be the same as that for the lost, destroyed or damaged beyond repair Aircraft, except such Base Price shall be adjusted in accordance with the article hereof entitled PRICE.

 C.   INDEFINITE EXCUSABLE DELAYS
      ---------------------------

      1. If Seller concludes, based on a continual appraisal of the available facts, that the extent of any delay in delivery of any Aircraft by reason of an Excusable Delay will exceed twelve months beyond the scheduled month of delivery, then Seller shall promptly notify Buyer concerning such delay and submit to Buyer a revised scheduled month of delivery. Buyer may, by notice to Seller given within one month from receipt by Buyer of such notice from Seller, elect then to terminate this Agreement as to such delayed Aircraft and the rights of the parties shall be determined in accordance with paragraph D. below.

      2. If this Agreement is not terminated as to an Aircraft pursuant to paragraph C.1. above, and if during the period of delay Seller concludes, based on its appraisal of the available facts, that the extent of delay in delivery of any Aircraft by reason of an Excusable Delay will exceed six months beyond the revised scheduled month of delivery specified in the notice provided pursuant to paragraph C.1. above, Seller shall promptly notify Buyer concerning such additional delay and submit to Buyer a revised scheduled month of delivery. Buyer may, by notice to Seller given within one month from receipt by Buyer of such notice from Seller, elect then to terminate this Agreement as to such delayed Aircraft and the rights of the parties shall be determined in accordance with paragraph D. below.

      3. Notwithstanding the foregoing, nothing herein shall obligate Seller to deliver an aircraft subject to an indefinite excusable delay if manufacture thereof would require the reactivation of the production line for the model or series of aircraft purchased hereunder.

D.    In the event of termination under paragraphs B. or C. above, Seller
                * * *         * * *          repay to Buyer, without interest,
      the amount of the progress payments which are related to the purchase of such terminated Aircraft. Such termination shall discharge all obligations and liabilities of the parties with respect to such Aircraft and all undelivered Products, Services, Documents or other articles or items related to that Aircraft. Any Product, Document or other article or item related to that Aircraft which has been delivered shall be returned to Seller.

ARTICLE 8 -   BUYER FURNISHED OR DESIGNATED EQUIPMENT

A. BUYER FURNISHED EQUIPMENT
   -------------------------

   1. Buyer shall furnish the BFE to Seller and Seller shall make appropriate provisions for the installation of and shall install BFE. Seller shall provide reasonable notice as to the dates (as they may change from time to time due to production requirements) Seller needs BFE and its respective data. Buyer shall meet Seller's required schedule for receipt of such BFE and its respective data. The BFE data shall include a written detailed description of the dimensions and weight of such BFE and information necessary for its proper storage, installation, servicing, maintenance and operation. The BFE data shall not be subsequently revised unless agreed to by Seller and, if revised, shall be subject to reasonable adjustments in Price and delivery as mutually agreed.

   2. Buyer authorizes Seller to contact and work with Buyer's BFE suppliers for purposes of general engineering coordination, expediting shipments, adjusting schedules, performing quality control and inspection functions, and securing required BFE data. Such efforts by Seller are for the purpose of assisting Buyer and its suppliers in meeting BFE commitments and shall not relieve Buyer from Buyer's obligations set forth in this article. Buyer shall make appropriate arrangements with its suppliers for Seller to contact and work with such suppliers as described above. At Seller's request, Buyer shall provide technical advisors to assist Seller in the installation, calibration, repair or replacement, if defective, of any BFE.

   3. Prior to Seller providing any Documents to BFE suppliers, a proprietary information agreement must be in place between Seller and the BFE supplier.

B. BUYER DESIGNATED EQUIPMENT
   --------------------------

   1. Alternatively, upon concurrence by Seller and subject to a handling charge equal to ten percent of the price of the BFE, Seller shall purchase on behalf of Buyer items of BFE as BDE. Seller shall, in accordance with its standard procurement practices, use its diligent efforts to obtain BDE at the lowest reasonable cost to Buyer.

   2. Without waiving Buyer's BFE data obligations defined in paragraph A. above, Seller shall on behalf of Buyer use its diligent efforts to obtain from the BDE suppliers, by the date required, BFE data to support the BDE. At Seller's request, Buyer shall provide technical advisors to assist Seller in the installation, calibration, repair or replacement, if defective, of any BDE.

C. Seller shall have no obligation to include in its provisioning data for Buyer's Aircraft information covering the repair or replacement of BFE or BDE items unless Buyer provides such data to Seller in accordance with Seller's requirements. However, if Seller has such information in its existing provisioning data files and Seller has a right to disclose that information to Buyer, such information will be included in Buyer's Aircraft provisioning data at no additional cost to Buyer.

D. PRICE AND PAYMENT
   -----------------
   1. Buyer agrees to sell and Seller agrees to purchase each item of BFE concurrently with its delivery to Seller. A reasonable shipset price for the BFE shall be established by Buyer. Buyer and Seller agree that the Price of an Aircraft will be increased by the amount of said shipset price, without escalation, and such amount shall be included on Seller's invoice at time of Aircraft delivery. Seller's payment for the purchase of each shipset of BFE from Buyer shall be made at the time of delivery of the Aircraft in which the BFE is installed.

   2. Buyer and Seller agree that the Price of each Aircraft will be increased by the price of the BDE installed thereon plus the handling charge and such amount shall be included, without escalation, on Seller's invoice at time of Aircraft delivery. If Seller purchases any BDE subject to a price escalation or price adjustment feature, the Price of each Aircraft will be changed to reflect such price escalation or price adjustments.

E. Buyer warrants that the BFE or BDE shall comply with all applicable FAR's and U.S. Food and Drug Administration (FDA) sanitation requirements for installation and use in the Aircraft at the time of delivery. Buyer shall be responsible for supplying any data and adjusting, calibrating, retesting or updating such BFE or BDE and data to the extent necessary to obtain applicable FAA and FDA approval and shall bear the resulting expenses. Without waiving Buyer's obligation, Seller shall, as an accommodation to Buyer, obtain the Certificate of Sanitary Construction on behalf of Buyer.

F. Any delay in an act to be performed by Seller caused by Buyer's failure to
   (i) deliver, or have delivered, BFE, (ii) ensure satisfactory operation of the BFE or BDE, (iii) furnish or obtain applicable BFE data, (iv) perform any adjusting, calibrating, retesting or updating of BFE or BDE, or (v) furnish or obtain any FAA or FDA approvals in compliance with the provisions of this article, shall be deemed an Excusable Delay. Seller shall provide Buyer with not less than three days written notice of its intention to treat any such delay as an Excusable Delay. The Price of the Aircraft shall be increased by the amount of Seller's additional costs attributable to any such Excusable Delay by Buyer, including without limitation, Interest on the unpaid balance of such Price, storage, taxes, insurance and the costs of out of sequence installations. However, in the event of such Excusable Delay and without waiving any other rights and remedies Seller may have, Seller may (i) elect to deliver the Aircraft without the installation of the unapproved, delayed or nonconforming BFE or BDE and Seller shall thereupon be relieved of all obligations to install such BFE or BDE or (ii) purchase the same or substantially equivalent equipment from any other source and install and equitably adjust the Price of the Aircraft and any other affected provisions of the Agreement to reflect such purchase and associated retesting, adjustment and calibration.

G. SUPPORT
   -------

   1. To properly maintain Seller's production flow and to preserve Seller's delivery commitments, Seller reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE or BDE acquired from or for Buyer with new items of the same part numbers acquired from or for other customers of Seller. Such interchange, however, shall not result in a delay in delivery of Buyer's Aircraft. Used BFE acquired from Buyer or from other customers of Seller will not be interchanged.

   2. For specific BFE which will, in Seller's opinion, be critical to Aircraft functional tests and or flights, and whenever other than new equipment is furnished to fulfill BFE requirements, Buyer shall, upon Seller's request, place in Seller's possession a reasonable number of additional units to preclude untimely delays which can be caused by the failure of the BFE.

   3. BFE shall be free and clear of all liens, encumbrances, pledges, security interests or rights of others and any used BFE shall be in good operating condition and meet Seller's requirements for installation on the Aircraft.

   4. Upon any Spare or interchanged BFE being incorporated or installed on an Aircraft, without further act, (i) title to the removed BFE shall vest in Buyer, free and clear of all rights of Seller (ii) title to the installed BFE shall vest in Seller, and (iii) the installed BFE shall become subject to the Agreement and be deemed to be part of that Aircraft for all purposes to the same extent as the BFE originally supplied for, incorporated or installed in or on the Aircraft. Prior to incorporation of the Spare or interchanged BFE into an Aircraft, title and risk of loss to any Spare or interchanged BFE shall remain in Buyer.

   5. Any BFE or BDE delivered to Seller and not installed in an Aircraft shall be redelivered to Buyer by Seller at Buyer's expense and in accordance with Buyer's instructions upon or after delivery of the last Aircraft in as good a condition as when delivered to Seller.

H. If either party shall terminate this Agreement as to an Aircraft pursuant to the article entitled EXCUSABLE DELAY, Seller shall, within thirty days of the date of the termination notice, advise Buyer of the items of BFE delivered to Seller prior to the date of termination notice, that Seller will continue to purchase and which items of BFE that Seller will return to Buyer. In the event Seller elects to return BFE, then Seller shall ship the BFE to Buyer at Seller's cost, within thirty days of such election and upon shipment Buyer shall concurrently repurchase such BFE from Seller. At the same time Seller makes its election with regard to BFE delivered to Seller prior to the notice of termination, Seller shall have the right to purchase other items of BFE that Buyer has placed on order and which have not been delivered to Seller. The price paid for BFE shall be the invoice prices paid by Buyer.

I. Buyer and Seller agree that at the time of Agreement execution, all BFE set forth in the Detail Specification and Exhibit A-1 has been designated as Seller-Furnished Equipment (SFE). In the event that Buyer purchases additional SCNs that include BFE, such BFE may be provided to Seller under the terms of this article.

ARTICLE 9 -   TAXES, CUSTOMS, DUTIES AND LICENSES

A. In addition to all other amounts payable under this Agreement, Buyer shall promptly pay to Seller (for purposes of this Article 9, Seller shall include any wholly-owned subsidiary of Seller) upon demand any and all taxes, including but not limited to sales, use, value added, or other similar taxes or fees imposed upon transfers (currently imposed or subsequently enacted) and related interest and penalties (collectively referred to in this Article 9 as "Taxes"), that are imposed by any taxing jurisdiction in connection with this Agreement, including but not limited to Taxes occasioned by:

   1. the sale, lease, delivery, transfer, storage, use, consumption or support of any Aircraft, Product, Spare Part, Service or Document;

   2.   the purchase or retention of BFE or BDE;

   3.   any act that is expressly requested by Buyer; or

   4. any act or failure to act by Buyer or other party acting on behalf of Buyer in connection with any Aircraft, Product, Spare Part, Service or Document.

B. Notwithstanding anything herein to the contrary, Buyer shall not be required to pay to Seller:

   1.   Any United States (federal, state or local):

        a.   Taxes measured by Seller's net income, capital or both;

        b.   payroll or employment Taxes imposed on Seller;

        c. Taxes imposed on Seller prior to delivery to Buyer (except to the extent that the imposition of such Taxes results from Buyer's failure to take in a timely manner any action required of Buyer under the provisions of this Agreement, and except Taxes imposed on BFE or BDE); or

        d. any interest or penalties relating to Taxes attributable to (i) any delay by Seller in performing any act or (ii) any failure by Seller to act, provided that such failure or delay by Seller is not caused by Seller's reliance on information provided by Buyer.

   2. Any Taxes imposed by a jurisdiction outside the United States in connection with this Agreement.

C. Seller shall promptly notify Buyer if a claim is made by any jurisdiction against Seller for any Taxes described in Paragraph A. of this Article. If reasonably requested by Buyer in writing, Seller, at Buyer's expense, shall contest the validity, applicability or amount of such Taxes by actions to which Seller and Buyer jointly agree. If Buyer fails to make such written request to Seller, Seller shall promptly pay all Taxes then due and owing and

   Buyer shall promptly reimburse Seller for such Taxes. Notwithstanding the foregoing, Buyer may contest the validity, applicability or amount of such Taxes without Seller's participation provided that Buyer delivers to Seller a tax indemnification agreement reasonably acceptable to Seller.

D. In addition to all other amounts payable under this Agreement, Buyer shall pay Seller upon demand any customs, duties and related brokerage, freight and other charges (including related interest and penalties) which are imposed upon Seller in connection with the importation to the United States of:

   1.   any BFE or BDE, and

   2. any item of foreign manufacture to be installed in or applicable to an Aircraft, Product, Spare Part, Service or Document as a result of a change installed on or incorporated at the request of the Buyer.

ARTICLE 10 -   FEDERAL AVIATION ADMINISTRATION APPROVAL

A. Each Aircraft shall at the time of delivery meet the FAA requirements for airworthiness certification and be so certified under all the conditions set forth in the Detail Specification. It is further understood and agreed that, except as required by the Detail Specification, each Aircraft need not meet FAA requirements for specific operation on Buyer's routes.

B. Subject to the provisions of the article hereof entitled BUYER FURNISHED OR DESIGNATED EQUIPMENT if any change, modification or addition to any Aircraft is required prior to delivery pursuant to any United States law or governmental regulation or interpretation thereof by a United States governmental agency in order to continue the effectiveness of the Type Certificate or meet the FAA requirements for airworthiness certification of the Aircraft as above provided, such change, addition or modification shall be made in the undelivered Aircraft affected. Seller shall bear the cost of complying with FAA airworthiness certification requirements which are required to be incorporated in the Aircraft prior to its delivery. Any delay in delivery of an Aircraft by reason of such change, addition or modification shall be deemed an Excusable Delay and the scheduled month of delivery of such Aircraft shall be adjusted to the extent of such delay. Seller shall provide Buyer with not less than three days written notice of its intention to treat any such delay as an Excusable Delay. Any such change, addition or modification effective after Aircraft delivery shall be the sole responsibility of Buyer.

ARTICLE 11 -   PATENT, TRADEMARK, TRADE SECRET AND COPYRIGHT INDEMNITY

A. DUTY TO DEFEND
   --------------

   1. Seller will hold Buyer harmless and indemnify Buyer from any claim, suit or action which may be made or brought against Buyer, its directors, officers, agents, successors or assigns for alleged infringement or misappropriation of any United States patent, trademark, copyright or trade secret, or any foreign patent, arising out of the purchase, possession, use or lease, of a Product or Vendor Part (a Claim), provided that:

        a. Buyer gives Seller prompt notice (within ten days after service of any such suit or action or 30 days after receipt of any such claim) of any Claim and promptly furnishes to Seller copies of all papers served upon or received by Buyer relating to such Claim; and,

        b. Buyer cooperates fully with Seller in the defense, including giving to Seller all data, documents and information within Buyer's possession or knowledge that is material to the defense; and

B. INDEMNIFICATION
   ---------------

   Seller will pay all damages and costs awarded by a court as a result of a Claim, together with all interest accruing after entry of judgment or after the making of any settlement. Except for any damages, costs, expenses and loss of profit resulting from loss of use, Seller will reimburse Buyer for all reasonable expenses incurred by Buyer with respect to a Claim provided that Buyer has complied with the conditions of this Article with respect to notice and cooperation, or, if Buyer has failed to comply with such provisions, if such failure to comply has not materially and adversely affected Seller's ability to defend against such Claim. Seller or Vendor shall have the obligation to assume, conduct and control the defense of such suit.

C. LOSS OF USE
   -----------

   If a Product or Vendor Part is found pursuant to paragraph 11.A.1. above, to infringe any patent, trademark or copyright or to misappropriate any trade secret and Buyer is enjoined from using it, Seller will, at its option and at its expense, either:

   1. procure for Buyer the right to use it free of any liability for infringement; or

   2. replace it with a non-infringing substitute which otherwise complies with this Agreement and the applicable order.

 D. The provisions of this Article (i) applies solely to Seller Parts and Vendor Parts, (ii) regarding trademarks, copyrights and trade secrets apply to and are solely for the benefit of the first purchaser of the Aircraft (and to the first operator in the event the Aircraft are leased to the first operator or the Aircraft are sold and leased back to Buyer as the first operator), and (iii) are Buyer's sole and exclusive remedy with respect to a Claim.

ARTICLE 12 -   AIRCRAFT SUPPORT SERVICES AND BUYER'S WARRANTY

A. WARRANTY AND SERVICE LIFE POLICY
   --------------------------------

   Seller's Warranty and Service Life Policy are set forth in Exhibit C, Part I.

B. TRAINING AND TECHNICAL SERVICES
   -------------------------------

   Seller shall provide training and technical services, including instructional materials, in accordance with Exhibit C, Part II.

C. SPARE PARTS
   -----------

   Seller agrees to sell and Buyer agrees to purchase Products in accordance with Exhibit C, Part III.

D. DOCUMENTS
   ---------

   Seller shall provide Buyer with Documents in accordance with Exhibit C, Part IV.

ARTICLE 13 -   ASSIGNMENT AND TRANSFER

A. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of both parties. It shall not be assigned in whole or in part by either party without the prior written consent of the other party. Subject to the provisions of Letter Agreement No. 14, this Agreement may be assigned without prejudice to the rights of the other party hereto against the assignor, insofar as it relates to any undelivered Aircraft, without such consent, by either party through merger, consolidation or reorganization; provided, however, that the assignee shall, at the time of assignment without such consent, be solvent and have a net worth and a ratio of net worth to total debt and liabilities which are not less than that of the assignor.

B. The parties agree that either party may at any time assign its right to receive money and, without the other parties' further consent, assign this Agreement, (i) in connection with a reorganization, merger or consolidation effected to implement a recapitalization or reorganization (or a similar transaction) that does not result in a material change to the beneficial ownership of such party's voting securities; or (ii) to such party's parent or a wholly-owned subsidiary of such party or such party's parent. Such assignment, however, will be without release or impairment of either parties' rights. The assignment shall contain the assignor's commitment to perform and be responsible for any and all of its obligations under this Agreement as if the assignment had not been made.

C. Buyer represents that it is purchasing the Aircraft for use and not for resale. However, if Buyer resells, leases or otherwise transfers the Aircraft after delivery, it shall obtain from such purchaser, lessee or transferee an agreement to be bound by and comply with all relevant provisions of this Agreement (including, without limitation, the provisions contained in Exhibit C and this article) and upon obtaining such agreement, a copy of which shall promptly be delivered by Buyer to Seller, Buyer shall have the right to assign to said purchaser, lessee or transferee all the rights conferred upon Buyer under this Agreement (including Exhibit C) with respect to the Aircraft resold, leased or otherwise transferred.

D. At Buyer's request and expense, Seller shall take any action reasonably required for the purpose of causing any Aircraft to be subjected, at or after delivery, to an equipment trust, chattel mortgage, conditional sale, lien, assignment, lease, or other arrangement for the financing by Buyer of the purchase of such Aircraft. No such action, however, shall subject Seller to any liability to which it would not otherwise be subject or modify in any respect Seller's contract rights or require Seller to divest itself of title to or possession of such Aircraft until delivery of and payment for such Aircraft has been made as provided in this Agreement.

ARTICLE 14 -   NOTICES AND REQUESTS

A. Except as otherwise expressly provided in this Agreement, all notices and requests required or authorized shall be given in writing. Notices and requests shall be submitted to the addressee noted below by personal delivery, electronic transmission with confirmation of receipt or any other customary means of communication. The date upon which any such notice or request is received by the addressee shall be deemed to be the effective date of such notice or request. Seller shall be addressed at 3855 Lakewood Boulevard, Long Beach, California 90846-0001, Attention: Contracts Department and Buyer shall be addressed at 1800 Phoenix Boulevard, Suite 126, Atlanta, Georgia 30349, Attention: Senior Vice President and Chief Financial Officer, or to such other person or such other address as the party to receive the notice or request shall designate.

ARTICLE 15 -   APPLICABLE LAW, VARIANCES AND WAIVER

A. This Agreement constitutes the final agreement between the parties and supersedes all previous negotiations, representations and agreements between the parties with respect to the subject matter hereof. It is the intent of the parties to establish this document as the complete and exclusive
   statement of the terms of the agreement.   This Agreement may be amended only
   as provided in the article entitled DETAIL SPECIFICATION CHANGES or by an instrument in writing of even or subsequent date, executed by duly authorized representatives of the parties. Any other purported amendment or modification will be null and void.

B. This Agreement shall be construed and performance thereof shall be determined according to the laws of the State of California, United States of America, excluding its laws regarding conflict or choice of law. The applicable California statute of limitation shall govern this Agreement regardless of the forum. The parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980).

C. The failure of either party to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions of this Agreement shall in no way be construed to be a present or future waiver of such provisions. The express waiver (whether one or more times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

ARTICLE 16 -   NONDISCLOSURE

A. This Agreement contains, and other information provided in connection with the transactions contemplated hereby may contain, information which is confidential and proprietary to Seller and relates to Seller's research, development, trade secrets, products, pricing and business affairs (collectively, Confidential Information). Buyer shall protect the Confidential Information with the same degree of care it exercises to protect the confidentiality of its own confidential and proprietary information and to prevent unauthorized disclosure, use or publication thereof; provided, however, that (i) Buyer may disclose Confidential Information to its lenders and where required by applicable law, the order of any court or governmental agency, or the rules of any applicable securities exchange and (ii) Buyer's obligation to protect such information shall be conditioned on Seller clearly and conspicuously marking such information as confidential or proprietary. Where disclosure of Confidential Information is required pursuant to the rules of any applicable securities exchange or pursuant to the direction of any governmental authority, Buyer agrees to notify Seller in writing of any such disclosure Buyer intends to make as far in advance of the date Buyer makes or is required to make the disclosure as is practicable and Buyer shall use its reasonable efforts to obtain assurances that confidential treatment will be accorded to the information required to be disclosed. Except as permitted herein, Buyer shall not disclose the terms of this Agreement to any other party. The obligation to treat information as Confidential Information shall not apply to any information which is publicly available, independently developed by Buyer, or obtained rightfully from third parties without a duty to keep confidential.

B. Buyer shall not discuss Confidential Information with, or reveal Confidential Information to, anyone other than (i) its employees who require knowledge of such terms and conditions in the ordinary course and scope of their employment; and (ii) agents, consultants and advisors (including legal counsel, accountants and management consultants) whose assigned duties reasonably require that such disclosure be made. In the event any disclosure is made to the parties identified in the preceding clause (ii), Buyer further agrees to inform the recipients of the confidential nature of the information and of their obligation to treat such information confidentially pursuant to this Agreement. If disclosure is made to parties identified in the preceding clause (ii) in the form of copies of all or part of this Agreement, Buyer agrees to attach to the first page of such disclosed materials the following legend:

      THIS DOCUMENT CONTAINS TRADE SECRETS AND COMMERCIAL, FINANCIAL AND PROPRIETARY INFORMATION WHICH IS PRIVILEGED AND CONFIDENTIAL TO THE MCDONNELL DOUGLAS CORPORATION AND WHICH MAY NOT BE DISCLOSED TO ANY PERSON, GOVERNMENTAL AGENCY, COMPANY, CORPORATION OR OTHER PARTY EXCEPT AS SUCH DISCLOSURE IS REQUIRED BY LAW.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their officers or agents thereunto duly authorized.
                         VALUJET AIRLINES, INC.

                         Signature /s/ Stephen C. Nevin
                                  -----------------------------------

                         Printed Name   Stephen C. Nevin
                                      -------------------------------

                         Title      SVP Financial & CFO
                               --------------------------------------

                         Witness:

                         Signature /s/ James M. Issacson
                                  -----------------------------------

                         Printed Name    James M. Isaacson
                                      -------------------------------

                         Title           Director - Corporate Finance
                               ---------------------------------------

                         MCDONNELL DOUGLAS CORPORATION

                         Signature /s/ T. C. Moore
                                  ------------------------------------

                         Printed Name      T. C. Moore
                                      --------------------------------

                         Title                   V.P. Contracts
                               ---------------------------------------

                         Witness:

                         Signature /s/ Thomas C. Tucker
                                  ------------------------------------

                         Printed Name      Thomas C. Tucker
                                      --------------------------------

                         Title   Area Director, Commercial Marketing
                               ---------------------------------------

                        EXHIBIT A - DETAIL SPECIFICATION


            (Note:  The Detail Specification has been provided separately.)

                EXHIBIT A1 - SPECIFICATION CHANGE NOTICES

                          SCNS OVER AND ABOVE DS9530A

       SCN NO.
        DATE                                     SUBJECT
       --------                                  -------
       G0100C007      SELECTABLE PROGRAM OPTIONS (MD-95-30)
       05/16/95

       G0200D003      INCORPORATION OF FINISH SPECIFICATION F-109-211 FOR VALUJET
       10/25/95

       G0214S001      REVISION TO THE TAKEOFF AND LANDING ALTITUDE LIMITS
       04/06/95

       G0320C003      INCREASED MAXIMUM TAKEOFF GROSS WEIGHT FROM 114,000 TO
       08/18/94       121,000 LB AND THE MAXIMUM TAXI WEIGHT FROM 115,000 TO 122,000 LB

       G0320C005      INCREASED MAXIMUM LANDING WEIGHT FROM 102,000 LBS TO 104,000
       04/26/95       LBS AND MAXIMUM ZERO FUEL WEIGHT FROM 96,000 LBS TO 98,000 LBS

       G2500E010A     INSTALLATION OF A 129 PASSENGER SINGLE CLASS INTERIOR
       10/20/95       ARRANGEMENT

       G2541C001      INSTALLATION OF LIQUID SOAP DISPENSERS IN LAVATORIES IN LIEU OF
       04/26/95       BAR SOAP DISPENSERS

       G2560E001      INSTALLATION OF EMERGENCY EQUIPMENT
       10/24/95

       G2751S001      REVISION TO THE WING FLAP CONTROL SYSTEM TO PROVIDE DIAL-A-FLAP
       06/08/95       POSITION SELECTION

       G2842S003      INSTALLATION OF DRIPLESS DIP STICKS GRADUATED IN POUNDS IN LIEU
       04/24/95        OF INCHES (6.7 Lb/Gal)

       G3446C001B     INSTALLATION OF TRAFFIC ALERT AND COLLISION AVOIDANCE SYSTEM
       05/02/95       COMPUTER AND ANTENNAS UTILIZING EXISTING PARTIAL PROVISIONS

       G5115E002A     ADDITION OF POLYURETHANE FINISH TO LOWER FUSELAGE (COLOR TO BE
       07/11/95       DETERMINED)

       G5212S001A     INSTALLATION OF A FULL SIZE AFT PRESSURE BULKHEAD EXIT DOOR
       11/08/95

       G5261E001      DELETION OF FORWARD ENTRANCE STAIRWAY WITH RETENTION OF
       09/08/95       COMPLETE PROVISIONS


       G5300S001      REVISION TO THE AIRCRAFT STRUCTURE TO LENGTHEN THE FUSELAGE 38
       05/31/95       INCHES

       G5300S002      REVISION TO THE AIRCRAFT STRUCTURE TO LENGTHEN THE FUSELAGE 19
       10/09/95       INCHES

       G7200S006A     BR715 REVISION TO ENGINE DESIGNATION AND ASSUMED WEIGHT
       10/16/95

       G7200E009      INSTALLATION OF BR715 ENGINES IN LIEU OF THOSE SPECIFIED (PROVIDES
       09/05/95       INCREASED THRUST TO 21,000 LBF)

       G9900E005      EQUIPMENT CATEGORY CHANGE FROM BUYER FURNISHED TO SELLER
       10/24/95       FURNISHED


                          EXHIBIT B - CERTIFICATE OF

                       TECHNICAL ACCEPTANCE AND DELIVERY

             CERTIFICATE OF TECHNICAL ACCEPTANCE AND DELIVERY


Buyer:                                   VALUJET AIRLINES, INC.

Seller:                                  MCDONNELL DOUGLAS CORPORATION

Purchase Agreement Number:               DAC 95-40-D dated _______

AIRCRAFT IDENTIFICATION
-----------------------

Model
                                         -----------------------------------
Buyer's Aircraft Number
                                         -----------------------------------
Nationality and Registration
                                         -----------------------------------
Factory Serial Number
                                         -----------------------------------
Fuselage Number

                       SECTION A - TECHNICAL ACCEPTANCE
                       --------------------------------

ValuJet Airlines, Inc. hereby technically accepts the Aircraft and agrees that the Aircraft has been manufactured in accordance with and conforms to the requirements of Purchase Agreement DAC 95-40-D, as amended.

                                         VALUJET AIRLINES, INC.

                                         Signature
                                                      ----------------------
                                         Printed Name
                                                      ----------------------
                                         Title
                                                      ----------------------
                                         Date
                                                      ----------------------

            CERTIFICATE OF TECHNICAL ACCEPTANCE AND DELIVERY


Buyer:                                   VALUJET AIRLINES, INC.

Seller:                                  MCDONNELL DOUGLAS CORPORATION

Purchase Agreement Number:               DAC 95-40-D dated ____________

AIRCRAFT IDENTIFICATION
-----------------------

Model
                                         -----------------------------------
Buyer's Aircraft Number
                                         -----------------------------------
Nationality and Registration
                                         -----------------------------------
Number
                                         -----------------------------------
Factory Serial Number
                                         -----------------------------------
Fuselage Number
                                         -----------------------------------

                             SECTION B - DELIVERY
                             --------------------

ValuJet Airlines, Inc. hereby accepts delivery of the Aircraft at the time and place noted below and hereby waives all remedies, excepting those remedies provided for in * * * Exhibit C, Part I to Purchase Agreement DAC 95-40-D, as to the condition of the Aircraft, including the remedy of revocation of acceptance, which might otherwise arise by operation of law. ValuJet Airlines, Inc. certifies the Aircraft will be used by ValuJet Airlines, Inc. as a certified or licensed carrier of persons or property in interstate or foreign commerce.

                                         VALUJET AIRLINES, INC.

                                         Signature
                                                      ----------------------
                                         Printed Name
                                                      ----------------------
                                         Title
                                                      ----------------------
                                         Date
                                                      ----------------------
                                         Time
                                                      ----------------------
                                         Place
                                                      ----------------------

                     EXHIBIT C - AIRCRAFT SUPPORT SERVICES


                                   TABLE OF CONTENTS
PART I - WARRANTY AND SERVICE LIFE POLICY .............................................    I-1

A.  Seller's Warranty..................................................................    I-1
B.  Warranties From Other Manufacturers................................................    I-3
C.  Service Life Policy................................................................    I-4
D.  Normal Usage.......................................................................    I-7
E.  Duplicate Protection Plan Remedies.................................................    I-7
F.  General............................................................................    I-8

PART II - TRAINING AND SERVICES........................................................   II-1

A.  Flight Training Program............................................................   II-1
B.  Maintenance and Technical Training Program.........................................   II-3
C.  Field Service......................................................................   II-7
D.  Factory Service....................................................................   II-7
E.  Maintenance Planning Assistance....................................................   II-7
F.  Additional Services................................................................   II-8
G.  Transportation and Per Diem Reimbursemen...........................................   II-8
H.  General............................................................................   II-8

PART III - SPARE PARTS.................................................................  III-1

A.  Applicability......................................................................  III-1
B.  Term...............................................................................  III-1
C.  Buyer's Orders.....................................................................  III-1
D.  Communications.....................................................................  III-1
E.  Status Information.................................................................  III-1
F.  Prices.............................................................................  III-1
G.  Shipment...........................................................................  III-2
H.  Payment............................................................................  III-2
I.  Purchase of Seller's Parts.........................................................  III-3
J.  Vendor Parts.......................................................................  III-4
K.  Provisioning.......................................................................  III-4
L.  General............................................................................  III-5

PART IV - AIRCRAFT MANUALS AND DOCUMENTS...............................................   IV-1

A.  Documents Provided.................................................................   IV-1
B.  ATA Specifications.................................................................   IV-1
C.  Shipment...........................................................................   IV-1
D.  Revision Service...................................................................   IV-1
E.  List of Documents..................................................................   IV-1
F.  Additional Copies..................................................................  IV-11
G.  Limitation On Use of Documents.....................................................  IV-11
H.  Warranty...........................................................................  IV-12

PART I -       WARRANTY AND SERVICE LIFE POLICY

This Part I contains the terms and conditions applicable to the warranty and service life policy.

A.  SELLER'S WARRANTY
    -----------------

    1.   Coverage.  Seller warrants that Products, at the time of delivery by
         --------
         Seller, shall be free from:

         a.  defects in material and workmanship;

         b. defects caused by Seller's installation of any article not manufactured by Seller in a manner not in accordance with the reasonable instructions of the manufacturer;

         c. defects arising from failure to conform to the Detail Specification, except as to portions thereof stated to be estimates or approximations or stated to be design objectives; and

         d. defects inherent in the design, in view of the state of the art as of the date of such design, including defects arising from Seller's selection of materials or process of manufacture.

    2.   Term. This warranty applies only to defects described in paragraph 1.
         ----
         above which become apparent to Buyer within * * * after installation or use of each Product.

    3.   Repair or Replacement. Seller's liability under this warranty for
         ---------------------
         defects described in paragraphs 1.a., 1.b. and 1.c. above is limited, at Seller's election, to the repair or replacement (with a similar item free from the defect in question) of any defective Product.

    4.   Correction of Design Defects. Seller's liability under this warranty
         ----------------------------
         for defects described in paragraph 1.d. above is limited to correction at Seller's expense of all such defects.

    5.   Timely Corrections. Seller, or Buyer with the approval of Seller, shall
         ------------------
         make the repairs, replacements or corrections with reasonable care and dispatch in order that the Product involved is not out of service longer than necessary.

    6.   Seller's Approval. Within two weeks following receipt of Buyer's notice
         -----------------
         of a defect accompanied by Buyer's request to Seller's Field Service Representative at Buyer's main base for permission to make a repair or correction, Seller shall notify Buyer of its approval or disapproval of the request. If Seller fails to give timely notice, the request shall be deemed approved. Approval under this paragraph shall not constitute a determination as to the existence of a defect, as described in paragraph 1. above.

    7.   Labor Coverage. For defects described in paragraph 1. above, removal
         --------------
         and repair of the defective Product and its reinstallation shall be at Seller's expense. When temporary or interim repairs, replacements and corrections are accomplished by Buyer and not proposed, requested, or approved by Seller, Seller's liability to Buyer for removal and repair shall not exceed the cost of furnishing a permanent repair, replacement or correction.

    8.   Labor Reimbursement. For defects described in paragraph 1. above,
         -------------------
         Seller shall establish a reasonable estimate for the labor hours required for removal and reinstallation and, if performed by Buyer, repair or correction of the defective Product and will reimburse Buyer for the estimated hours or for Buyer's actual labor hours, whichever is less. Buyer's warranty labor rate shall be based upon Buyer's direct labor rate per man-hour plus a burden rate of fifty percent, subject to annual review and adjustment as mutually agreed. The amount of Buyer's warranty labor rate shall not exceed the Douglas Aircraft Company's manufacturing direct labor rate plus a burden rate of one hundred percent.

    9.   Claims Information. All warranty claims must be submitted in writing to
         ------------------
         Seller's Warranty Administrator at Long Beach, California and shall include the following:

         a. the identity of the Product involved, including Seller's part number, nomenclature and the quantity claimed to be defective;

         b.  the identity of the Aircraft from which each Product was removed;

         c.  the date the claimed defect became apparent to Buyer;

         d. the total flight hours accrued on each Product at the time the claimed defect became apparent to Buyer;

         e.  description of the claimed defect and circumstances;

         f.  the date any repair or modification was completed;

         g. an itemized account of any direct labor hours expended in performing the repair or modification;

         h. an itemized account of any direct materials incorporated in any repair or modification; and

         i. with respect to any spare parts purchased from Seller, identification by Buyer's purchase order number and date.

    10.  Audit, Notification and Transportation. All warranty claims shall be
         --------------------------------------
         subject to audit by Seller. Seller shall notify Buyer of Seller's disposition of each claim. For defects described in paragraph 1. above, Seller shall pay all costs of transportation of the defective Product returned, to and from Atlanta, Georgia.

    11.  Limitations. Seller shall have no obligation or liability under this
         -----------
         warranty if:

         a. the Aircraft was operated with any product not specifically approved by Seller unless such product was not a cause of the defect;

         b. the Aircraft was not operated or maintained in accordance with the AIRCRAFT MANUALS AND DOCUMENTS furnished Buyer pursuant to Part IV hereof unless such operation or maintenance was not a cause of the defect;

         c. the Aircraft was not operated under normal airline use unless such operation was not a cause of the defect;

         d. Buyer does not (i) report the defect in writing to Seller's Warranty Administrator within one year following such defect becoming apparent and (ii) return the defective Product to Seller's Facility, unless otherwise approved by Seller, within two months following such defect becoming apparent;

         e. Buyer does not submit reasonable proof to Seller within one year after the defect becomes apparent that the defect is due to a matter covered within this warranty. Seller shall use reasonable efforts to approve or disapprove in writing Buyer's warranty claim within two months of receipt; or

         f. Buyer does not submit its claim for reimbursement within one year of the defect becoming apparent to Buyer or within a reasonable time period as mutually agreed between Buyer and Seller's Warranty Administrator.

    12.  Document Warranty. Seller warrants that at the time of delivery by
         -----------------
         Seller all Documents shall be free from errors. Seller's liability under this warranty is limited to replacement during the first twenty-four months after delivery of the Document or first use if not used in the first twenty-four months with a similar Document or page thereof free from the error in question.

B.  Warranties From Other Manufacturers
    -----------------------------------

    1.   Warranties From Other Manufacturers. Seller has made or shall make
         -----------------------------------
         reasonable efforts to obtain favorable warranties from vendors, with respect to Vendor Parts. In addition, Seller shall make reasonable efforts to extend vendor warranties to sixty months. Seller has made or shall make reasonable efforts to obtain for Buyer the same warranties or more favorable warranties to encompass Buyer's direct purchase of spare parts.

    2.   Vendor Backstop. For those Vendor Parts installed on the Aircraft or
         ---------------
         purchased through Seller, excluding the Engine or the Engine manufacturer's parts, in the event of a default by a Vendor in the performance of any obligation under any applicable warranty obtained by Seller from such Vendor pursuant to paragraph 1. above, or in the event of a disclaimer of responsibility by such Vendor for any defect constituting a breach of such warranty and upon seasonable notice thereof to Seller, the warranties and all other terms and conditions of paragraph A. of Part I shall become applicable as if the Vendor Parts had been manufactured by Seller except that the warranty period shall be the warranty period as set forth herein or the Vendor's warranty, whichever is shorter and all transportation costs associated with the Vendor Parts shall be borne by Seller. In the event a Vendor does not provide a warranty, Seller's Warranty shall apply to such parts.

    3.   Seller's Interface Commitment. At Buyer's request to Seller's Warranty
         -----------------------------
         Administrator, Seller shall, without charge, conduct an investigation and analysis of any Interface Problem to determine, if possible, the cause of the Interface Problem and to recommend feasible corrective action. Buyer shall furnish to Seller all data and information in Buyer's possession relevant to the Interface Problem and shall cooperate with Seller in the conduct of its investigation and such tests as may be required. Seller, at the conclusion of its investigation, shall advise Buyer in writing of Seller's opinion as to the cause of the Interface Problem and Seller's recommended corrective action. Buyer shall have the right to file a warranty claim upon determination of the cause of the Interface Problem to the extent that warranty coverage is applicable hereunder.

C.  Service Life Policy
    -------------------

    The Policy shall apply if fleetwide or repetitive Failures occur in any Covered Component.

    1.   Term. Should a Failure occur in any Covered Component within * * *
         ----
         after delivery, Seller shall, at the price provided below and as promptly as practicable, either (i) design and furnish a correction for such failed Covered Component and provide any parts required for such correction (exclusive of standard parts) or (ii) furnish a replacement Covered Component.

    2.   Price. Any part or Covered Component which Seller is required to
         -----
         furnish under this Policy shall be priced in accordance with the following formula:

             P   =  CT
                    --
                    N
             where:

             P   =  Price to Buyer;

             C   =  Seller's then current Seller Part sales price;

             T   =  the total time to the nearest month during which the
                    Covered Component has been used; and

             N   =  * * *      months.

         In the event that C is       * * *      or less, Seller shall provide
         the part or Covered Component to Buyer at no-charge.

    3.   Conditions and Limitations. The following general conditions and
         --------------------------
         limitations shall apply to the Policy:

         a. The transportation cost for the return, if practicable and requested by Seller, of any failed Covered Component necessary for redesigning studies shall be borne by Seller to and from Atlanta, Georgia.

         b. Any required disassembly and reassembly of the Aircraft or landing gear, removal of the failed Covered Component and reassembly and installation of the corrected or replacement Covered Component, shall be at Buyer's expense.

         c. Seller's obligations under the Policy are conditioned upon the submission of reasonable proof to Seller that the Failure is covered by the Policy.

         d. Buyer must report a Failure in writing to Seller's Warranty Administrator within two months after any Failure becomes evident, whether or not said Failure can reasonably be expected to occur in any other aircraft. Omission to give this required notice shall excuse Seller from all obligations with respect to the Failure which was not reported in accordance with the two month period.

         e. The provisions of paragraph 11. (except for paragraphs 11.d., 11.e. and 11.f. thereof) of paragraph A. of Part I entitled Seller's Warranty, are incorporated by this reference and shall condition Seller's obligations under the Policy with respect to any Covered Component.

         f. Seller's obligations under the Policy shall not apply to any Aircraft which has not been correctly modified in accordance with Seller's service bulletin specifications or instructions furnished by Seller to Buyer prior to receipt by Seller from Buyer of any notice of an occurrence which constitutes, or which at a later date is shown to constitute, a Failure in a Covered Component unless such Failure was not caused by Buyer's failure to so modify the Aircraft. This provision does not apply
             (i) in cases where Buyer has demonstrated that such service bulletins are not cost effective to Buyer and (ii) where a reasonable period of time is not given Buyer to incorporate the service bulletin.

         g. The Policy shall not apply for a Failure that may not reasonably be expected to occur on a fleetwide or repetitive basis.

    4.   Coverage. This Policy is neither a warranty, performance guarantee nor
         --------
         an agreement to modify the Aircraft or Covered Component to conform to new developments in airframe and landing gear design and manufacturing art. Seller's obligation is to make only those corrections to the Covered Components or furnish replacements as provided in the Policy.

    5.   Covered Components. The following specific airframe components and
         ------------------
         landing gear components are subject to the provisions of the Policy:

         a.  Airframe Components

             (1)  Pylons

                  (a) Front engine mount yoke
                  (b) Spars and spar caps
                  (c) Front engine mount yoke to pylon attach fitting
                  (d) Aft engine mount to pylon attach fitting
                  (e) Upper and lower plating and stiffeners between spars
                  (f) Pylon to fuselage attach angles and fittings

             (2)  Wings

                  (a) Front and rear spars
                  (b) Upper and lower stringers and plating between spars
                  (c) Landing gear bulkhead and forging
                  (d) Bulkhead at side of fuselage, including trapezoidal panel
                  (e) Flap ribs in the wing
                  (f) Wing to fuselage attach tee
                  (g) Wing flap attach fittings

             (3)  Fuselage

                  Frames, plating, stringers and pressure bulkheads, but excluding all non-load carrying access doors.

             (4)  Empennage

                  (a) Vertical spars and plating between spars
                  (b) Aft fuselage vertical stabilizer carry-through structure
                  (c) Horizontal stabilizer spars, integral plating between
                      spars, and pivot fittings

         b.  Landing Gear Components

             (1)  Main Gear

                  (a) Outer cylinder
                  (b) Piston/axle
                  (c) Side brace
                  (d) Fixed side brace
                  (e) Orifice support tube

             (2)  Nose Gear

                  (a) Housing
                  (b) Piston
                  (c) Axle
                  (d) Orifice support tube
                  (e) Cylinder

    NOTE: The Policy does not cover any bearings, bolts, bushings, gaskets, O-rings, or seals used in the Covered Components.

D.  Normal Usage
    ------------

    Normal wear and tear and the need for regular overhaul shall not constitute a defect or failure pursuant to Part I hereof.

E.  Duplicate Protection Plan Remedies
    ----------------------------------

    Buyer shall have the right to submit warranty claims under Seller's Warranty or Service Life Policy at Buyer's discretion as applicable. It is agreed that Seller shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under Part I hereof.

F.  General
    -------

    1.   THE WARRANTY AND SERVICE LIFE POLICY PROVIDED IN THIS
         EXHIBIT C, PART I AND THE OBLIGATIONS AND LIABILITIES OF SELLER UNDER SAID WARRANTY AND SERVICE LIFE POLICY ARE EXCLUSIVE
         AND IN LIEU OF, AND BUYER HEREBY WAIVES ALL OTHER REMEDIES, WARRANTIES, GUARANTEES OR LIABILITIES, EXPRESS OR IMPLIED, WITH RESPECT TO EACH AIRCRAFT, ARTICLE, PRODUCT, ACCESSORY, EQUIPMENT, SPARE PART, SERVICE, MANUAL, DOCUMENT AND DATA DELIVERED UNDER THIS AGREEMENT AND RELATED DOCUMENTS,
         ARISING BY LAW OR OTHERWISE (INCLUDING, WITHOUT LIMITATION,
         ANY OBLIGATION OR LIABILITY ARISING FROM NEGLIGENCE OR TORT OR WITH RESPECT TO FITNESS, MERCHANTABILITY, LOSS OF USE, REVENUE OR PROFIT OR CONSEQUENTIAL DAMAGES).

    2. BUYER AND SELLER STATE AND AGREE THAT THIS PART I OF EXHIBIT C, INCLUDING BUT NOT LIMITED TO PARAGRAPH 1. ABOVE, HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES AND THAT THE PRICE OF THE AIRCRAFT AND THE
         OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THIS AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED IN THIS PARAGRAPH, PARAGRAPH 1. ABOVE AND THE OTHER PROVISIONS OF THIS PART I OF EXHIBIT C.

    3. NOTWITHSTANDING THE PROVISIONS OF PARAGRAPH 1. ABOVE, SELLER HAS PROVIDED GUARANTEES IN LETTER AGREEMENT NUMBERS 7, 9 AND
         10.  WITH RESPECT TO THE GUARANTEES OR AGREEMENTS BY SELLER
         SET FORTH IN LETTER AGREEMENT NUMBERS 7, 9 AND 10, BUYER'S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF SAID GUARANTEES OR AGREEMENTS SHALL BE AS SET FORTH IN SAID LETTER AGREEMENTS.

Part II -      TRAINING AND SERVICES

This Part II contains the terms and conditions applicable to the training of Buyer's flight and maintenance personnel. The training program shall consist of services and support, presented in the English language, designed to familiarize, train and assist Buyer's personnel with the introduction of the Aircraft. Unless otherwise stated, the program shall be provided at no charge to Buyer and conducted at Seller's Facility. Any other location or additional training based on Buyer's special requirements will be subject to mutually agreeable terms and conditions including price, schedule, location and scope of training required.

At Buyer's request, Seller shall provide the training set forth in this Exhibit C, Part II to a third party in lieu of providing such training to Buyer. Prior to commencement of such training, an agreement must be in place between Seller and such third parties covering proprietary information, liability and access to Seller's training facility.

A.  Flight Training Program
    -----------------------

    1.   General. Seller reserves the right to rotate instructors every four
         -------
         weeks when training is conducted away from Seller's Facility. Instructor services, when utilized away from Seller's Facility, are counted in full days on a portal to portal basis. Buyer's personnel shall be qualified and have experience in Commercial Transport Class (Group II) Turbo Jet Aircraft as defined in FAR Part 121.400.

    2.   Training Conference. Buyer and Seller shall schedule a flight training
         -------------------
         conference at Seller's Facility no less than twelve months prior to delivery of the first Aircraft. This conference will establish a training plan and schedule including the elements in this paragraph A. and will establish any additional training or special requirements beyond the scope of this paragraph A. The terms and conditions applicable to such additional training or special requirements will be the subject of a separate agreement.

    3.   Classroom Training. Seller shall conduct the following classroom
         ------------------
         instruction:

         a. Flight Crew Ground Training Course - Provide customized FAA approved operational courses, up to fifteen days in duration, for six of Buyer's Flight Crews. This course shall consist of classroom instruction supplemented by the use of ground training devices. The course objective is to train Buyer's personnel to be proficient to operate the Aircraft systems and to advance to the flight training phase of paragraph A.4. This course will normally be conducted during the four month period prior to delivery of the first Aircraft. Seller shall furnish to each of Buyer's personnel participating in this course one copy of the Flight Crew Operating Manual (without revision service).

         b. Flight Crew Ground Training Instructor Course - This course of up to nineteen business days duration, for up to four of Buyer's ground training personnel, consists of the Flight Crew Ground Training Course plus additional in-depth Aircraft Systems information.

         c. Flight Attendant Course - A familiarization course of up to three days duration shall be conducted for up to twenty of Buyer's flight attendant personnel. This course shall present general information on the Aircraft and detailed information on the operation of the cabin equipment and emergency equipment. Seller shall furnish for each participant in this course one copy of the Flight Attendant Manual (without revision service). Five instructor days plus travel time shall be available to assist Buyer's personnel at Buyer's facility to conduct hands-on training on the first delivered Aircraft.

         d. Flight Dispatcher Course - A course of up to five days duration shall be conducted for up to ten of Buyer's flight dispatcher personnel. The course consists of classroom instruction covering general aircraft familiarization plus detailed coverage of aircraft performance, flight planning, weight and balance calculation and the Master Minimum Equipment List. Seller shall furnish for each participant in this course one copy of the Flight Crew Operating Manual (without revision service).

         e. Course Material - If utilized in the course, Seller shall furnish one set of the following materials (without revision service) used to conduct the Flight Crew Ground Training Course, Flight Attendant Course and Flight Dispatcher Course as applicable:

             (1)  35mm slides
             (2)  Instructional narrative or instruction guides
             (3)  Overhead projection transparencies
             (4)  Video tapes
             (5)  Audio cassette tapes
             (6)  Computer based courseware in the Seller's format
             (7)  Cockpit panel prints (two sets unmounted)

         f. Customization of Courses - The Flight Crew Ground Training Course, Flight Crew Ground Training Instructor Course, Flight Attendant Course and the Flight Dispatcher Course will be designed to reasonably reflect the configuration of the Aircraft and Seller's standard operating procedures.

    4.   Flight Crew Flight Training. Seller will train Buyer's Flight Crews
         ---------------------------
         with a flight training syllabus which meets the performance standards of the FAA pilot type rating. Any additional training beyond the level established by the syllabus to achieve the desired proficiency will be subject to mutually agreeable terms and conditions. Seller shall provide qualified instructors to conduct the flight training program for a total of one hundred thirty calendar days. These days may be utilized in a combination of the following types of flight training support:

         a. Flight Crew Simulator Training - Seller shall use reasonable efforts to schedule time in a FAA approved flight simulator for the training outlined in Seller's flight training syllabus. Costs of simulator rental shall be borne by Buyer.

         b. Aircraft Ferry - Upon request, Seller shall provide qualified flight personnel to assist Buyer in ferrying Aircraft to Buyer's main base.

         c. Flight Crew Aircraft Training - If required, Seller shall conduct a program of aircraft flight training utilizing Buyer's Aircraft at a mutually agreed location commencing with the delivery of the first Aircraft. Seller's responsibility is limited to instructor service only.

         d. Line Training - Upon request, Seller shall provide flight personnel to assist the Buyer in achieving initial operating experience. Processing of any special licenses permits or other documentation required for the Seller's flight personnel to provide this service shall be the responsibility of the Buyer.

    5.   Time Limit. Seller's obligation to provide flight training shall cease
         ----------
         twelve months following delivery of the first Aircraft.

    6.   Revisits. Subject to separate contractual negotiation, operational
         --------
         assistance will be provided on a periodic basis in the form of revisits by Seller's flight operations personnel.

    7.   Recurrent Flight Crew Training. Subject to separate contractual
         ------------------------------
         negotiation, Seller will provide a FAA approved program of flight crew recurrent training customized in content and frequency to meet the recurrent training requirements of Buyer's flight crews.

B.  Maintenance and Technical Training Program
    ------------------------------------------

    1.   General. The maintenance training program shall consist of factory and
         -------
         field training, including training aids and materials.

    2.   Training Conference. Buyer and Seller shall schedule a maintenance
         -------------------
         training conference at Seller's Facility, on a mutually agreed to date, approximately twelve months prior to first Aircraft delivery. This conference will establish a maintenance training plan including the scheduling and content of all elements in this paragraph B. The scope and depth of the individual courses defined in the plan will be based on Seller's standard course syllabi.

    3.   Seller's Instructor Time. Seller shall provide instructor time, for a
         ------------------------
         combination of factory and field training up to thirty-four man-weeks.

    4.   Factory Training. The following factory training will be furnished at
         ----------------
         Seller's Facility:

         a. Executive General Familiarization Course - This course is in general accordance with ATA Specification 104, Level I and is designed for Buyer's management, or other support personnel, who are generally familiar with modern jet aircraft. A brief overview of the airframe, powerplant, electrical and avionic related systems shall be presented.

         b. General Familiarization Course - This course is in general accordance with ATA Specification 104, Level I and is designed for Buyer's management, or other support personnel, familiar with modern jet aircraft. It includes a brief overview of the airframe, powerplant, electrical and avionic related systems. Additionally, it may provide limited information of technical data, specifications, special tools, test equipment, maintenance practices, safety precautions and procedures peculiar or unique to the Aircraft.

         c. Ramp and Transit Maintenance Course - This course is in general accordance with ATA Specification 104, Level II and is designed as basic systems training for Buyer's management, planning, technical publications and maintenance personnel who are licensed, certified or otherwise approved, with experience in through-flight activities and servicing practices. In addition to the information contained in the General Familiarization Course, task oriented information will be provided concerning identification and location of systems and components, system operation, control and indication, minor troubleshooting, normal ground handling and systems servicing.

         d. Airframe and Powerplant Line and Base Maintenance Course - This course is in general accordance with ATA Specification 104, Level III and is designed as advanced systems training for Buyer's line and hangar maintenance personnel, instructors, technical specialists, quality assurance inspectors and engineers. The course material is principally mechanical, with electrical information presented for overall system comprehension. Personnel attending this course must have the knowledge and experience required to hold current licenses under International Civil Aviation Organization
             (ICAO) standards. Additional task oriented emphasis is placed on detailed system description and operation, in-depth troubleshooting, component identification and location, removal and installation techniques, limited adjustment and rigging and test procedures.

         e. Electrical and Avionics Line and Base Maintenance Course - This course is designed as advanced systems training for line and hangar maintenance personnel, instructors, technical specialists, quality assurance inspectors and engineers. The course material is principally electrical and avionics, with mechanical information presented for overall system comprehension, and is in general accordance with ATA Specification 104, Level III. Personnel attending this course must have the knowledge and experience required to hold current licenses under International Civil Aviation Organization (ICAO) standards. Additional task oriented emphasis is placed on detailed system description and operation, in-depth troubleshooting, component identification and location, removal and installation techniques, limited adjustment and rigging and test procedures.

         f. Specialized Courses - Specialized courses are designed as task oriented specialized training for Buyer's base and heavy maintenance personnel, instructors, technical specialists, quality assurance inspectors and engineers, and is in general accordance with ATA Specification 104, Level IV. Buyer's personnel attending these courses, as defined by subject matter, must have considerable field experience. Courses will review pertinent material and present detailed specific instruction on troubleshooting, repair, adjustment, rigging and test procedures. Emphasis is placed on use of maintenance and repair manuals, wiring diagrams, schematics, engineering data and process and material standards, where applicable. Prerequisites for students attending specialized course will be coordinated by the Buyer and Seller's maintenance training personnel.

    5. Field Training. Seller shall provide the services of a field instructor team, consisting of no more than four instructors, at Buyer's designated base(s) of operation. The field instructors will provide assistance as mutually agreed upon to Buyer's maintenance and training personnel, including classroom and on-the-job training, consultation and monitoring assistance. Seller reserves the right to rotate instructors as required. The field training shall not exceed a total of nineteen instructor weeks. The field training weeks available to Buyer shall be a portion of, and not in addition to, Seller's instructor time set forth above. Field training is in general accordance with ATA Specification 104, Levels I through IV.

    6. Vendor Training. Seller will use reasonable efforts, to obtain an agreement with its Vendors to make maintenance training available as required, in general accordance with ATA Specification 104, Level V.

    7. Training Aids and Materials. If utilized in the course, Seller shall furnish copies of the following training aids and materials used to conduct Seller's standard training courses which are in general accordance with ATA Specification 104, Levels I through III, to assist Buyer in establishing a maintenance training program at Buyer's training facility. Revision service shall be provided for only those materials described in paragraphs 7.a.(1), 7.a.(2) and 7.b. below. Revision service shall be provided for one year after delivery of the first Aircraft.

         a.    Audio Visual Aids

             (1) Overhead Projection Transparencies - Four each of all appropriate 8" x 11" transparencies (in teaching sequence) used in Seller's baseline training courses will be provided.

             (2) 35mm Slides - Four each of the appropriate slides (in teaching sequence) as used in Seller's baseline training program shall be furnished.

             (3) Video Tapes - Four copies each of all applicable color sound video tapes specially designed, developed and utilized in support of the baseline training courses will be provided.

             (4) Wall Charts - Twenty-four sets of color flight deck wall charts used in the factory training program will be provided. These charts will depict cockpit and instrument panel configuration and arrangement.

         b. Student Manuals - Buyer's personnel attending factory training courses shall receive corresponding paper copies of appropriate media with respective narrative.

         c. Component and Equipment Location List - Buyer's personnel attending Seller's standard courses shall receive one copy of the Component and Equipment Location List.

         d. Study Guides - Up to twenty-five copies of the system description and operation section of the Maintenance Manual, or equivalent information, for Buyer's Aircraft will be provided.

         e. Course Completion Records - Each student attending a Level II or higher course shall be measured to demonstrate competence and if qualified shall be provided a course completion certificate. Seller shall furnish Buyer with appropriate student records.

         f. Computer Based Training - Seller will provide, as available, baseline Computer Based Maintenance Training (CBMT) courseware for the Aircraft. In no case will the CBMT be more than fifty percent of the total Maintenance Training Program.

    8.   Time Limit. Seller shall not be obligated to provide maintenance
         ----------
         training after fifteen months following delivery of the first Aircraft.

C.  Field Service
    -------------

    1. Seller shall assign one service representative to Buyer's main base of operation or other location as mutually agreed. Such assignment shall commence approximately one month prior to the scheduled delivery of the first Aircraft and shall continue for one year after delivery of the last Aircraft.

    2. Buyer shall furnish, at no charge to Seller, office facilities, and office equipment conveniently located to Buyer's maintenance facilities for accommodation of such field service representative.

    3. The Field Service Representative shall provide Buyer access to MD-95-30 engineering drawings as required.

D.  Factory Service
    ---------------

    Seller agrees to maintain the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and the issuance of findings and recommended action. This service shall be provided for as long as ten of the aircraft of the type purchased hereunder remain in regularly scheduled commercial air transport service. Any investigations which Seller deems to be extensive and requires more than routine effort by Seller's personnel shall be the subject of separate contractual negotiations. Seller shall also provide any necessary FAA Designated Engineering Representative (DER) approval of repairs necessary to continue MD-95-30 in service under normal operational conditions.

E.  Maintenance Planning Assistance
    -------------------------------

    The following support shall be provided for as long as Buyer maintains ten Aircraft in regularly scheduled service.

    1.   Maintenance Requirements. Seller shall provide technical assistance for
         ------------------------
         Buyer's use in planning Aircraft maintenance requirements.

    2.   Maintenance Engineering Data. Seller shall provide maintenance
         ----------------------------
         engineering data as set forth in Part IV of this Exhibit C.

    3.   Ground Support Equipment Planning. Seller shall recommend ground
         ---------------------------------
         support equipment necessary for operation of the Aircraft and shall provide a summary of ground support equipment suitable for use in maintenance and servicing.

    4.   Maintenance Engineering Operations Review. Seller shall, at Buyer's
         -----------------------------------------
         request, conduct a maintenance engineering operations review at Buyer's facility which consists of assistance to analyze Buyer's then current maintenance and engineering operational requirements, reliability and maintenance specifications, maintenance cost and reliability accounting practices. The object of such review is to improve the interactions of operations, engineering, maintenance and logistics for improved operational effectiveness. Seller will provide the findings and recommendations in a report to Buyer. This service will be available until three years after delivery of the last Aircraft.

    5.   Maintenance Reliability Program Progression. Buyer agrees to provide
         -------------------------------------------
         Seller in-service maintenance data for the Aircraft. Seller shall analyze the data together with airline industry experience in order to provide updates to Seller's Recommended On-Aircraft Maintenance Planning Report. Buyer and Seller shall agree on standards and frequency for communication of such data.

    6.   Aircraft Maintenance Task Oriented Support System. Seller shall provide
         -------------------------------------------------
         an Aircraft Maintenance Task Oriented Support System (AMTOSS) which provides a numerical identity for those maintenance procedures normally conducted in an airline maintenance program. In addition, Seller shall provide a Production Management Data Base (PMDB) in general accordance with ATA Specification 100.

F. Additional Services
   -------------------

    Seller shall provide additional services which may include training, special investigations and maintenance and repair of the Aircraft, subject to mutually agreeable terms and conditions.

G.  Transportation
    --------------

    With respect to all services and support provided by Seller away from Seller's Facility specified in this Part II., Seller shall provide only that portion of transportation for its personnel from and to its main facility which occurs within the continental United States.

H.  General
    -------

    1. Buyer agrees the quality and reliability of Seller's services provided under this Part II will be based upon the quality and reliability of the relevant data and information received from Buyer.

    2A. BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER, ITS SUBSIDIARIES AND VENDORS, AND THE EMPLOYEES, DIRECTORS, OFFICERS, AGENTS AND SUBCONTRACTORS OF EACH OF THEM, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES FOR ALL INJURIES TO OR DEATH OF ANY AND ALL PERSONS (INCLUDING BUYER'S OFFICERS, AGENTS AND EMPLOYEES UTILIZING SUCH SERVICES AND SUPPORT BUT EXCLUDING

          EMPLOYEES OF SELLER) AND FOR LOSS OF OR DAMAGE TO PROPERTY, AND LOSS OF USE THEREOF, ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH ALL TRAINING, SERVICES AND SUPPORT (EXCLUDING TRAINING SERVICES) PROVIDED UNDER OR IN CONNECTION WITH THIS PART II AND LETTER AGREEMENT NO. 6 TO THE AGREEMENT, WHETHER OR
          NOT CAUSED BY THE NEGLIGENCE OF SELLER, ITS SUBSIDIARIES OR VENDORS, OR THE EMPLOYEES, DIRECTORS, OFFICERS, AGENTS OR SUBCONTRACTORS OF ANY OF THEM. IN PROVIDING SUCH SERVICES AND SUPPORT, SELLER, ITS SUBSIDIARIES AND VENDORS AND THEIR REPRESENTATIVES ARE DEEMED TO BE ACTING IN AN ADVISORY CAPACITY ONLY AND AT NO TIME
          SHALL THEY BE DEEMED TO ACT AS EMPLOYEES OR AGENTS OF BUYER EITHER DIRECTLY OR INDIRECTLY.




                                  *    *    *

                                  *    *    *



    3. Buyer agrees to name Seller, its employees, subsidiaries and affiliates and their assigns as an additional insured under Buyer's aviation liability insurance policies with respect to Buyer's obligations set forth in paragraph 2. above. In addition, Buyer shall cause the insurance carriers under Buyer's hull insurance policies to waive all rights of subrogation against Seller to the extent of Buyer's obligations set forth in paragraph 2. above.

    4. One hundred twenty days prior to the scheduled month of delivery of Buyer's Aircraft, Buyer shall provide Seller certificates of insurance evidencing (i) Seller being named as an additional insured, (ii) the limits of liability coverage, (iii) subrogation has been waived and
          (iv) the term of the insurance. Buyer's insurance shall be primary and not contributory with any insurance maintained by Seller. The certificates of insurance shall be kept current.

PART III -     SPARE PARTS

This Part III contains the terms and conditions applicable to the sale of Spare Parts.

A.     APPLICABILITY
       -------------

       The terms and conditions of this Part III apply to all orders for Spare Parts placed by Buyer with Seller by any method of order placement (including but not limited to SITA, ARINC, Seller's Customer On-Line Order Processing (CO-OP) System, commercial telex, telephone or other telecommunication system or hard copy purchase order). Any terms or conditions in Buyer's purchase orders shall not apply.

B.     TERM
       ----

       As long as at least ten aircraft of the type purchased hereunder are operated in scheduled commercial air transport service, Seller shall maintain, or have maintained, a reasonable stock of Seller Parts.

C.     BUYER'S ORDERS
       --------------

       Buyer agrees that orders for Spare Parts placed with Seller shall conform to the requirements and procedures contained in ATA Specification 200 and Specification 2000.

D.     COMMUNICATIONS
       --------------

       Seller shall make available its on-line order processing system through SITA, ARINC or direct communication lines which provide immediate response to inquiries for stock availability, pricing information and purchase order status. The cost for direct communication lines shall be borne by Buyer. For AOG and critical orders automatic messages will be transmitted giving shipping data such as bill of lading, flight, routing, size and weight of shipments.

E.     STATUS INFORMATION
       ------------------

       Seller agrees that information about purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline and Suppliers Guide and the applicable portions of ATA Specification 200 and Specification 2000.

F.     PRICES
       ------

       Prices shall be published in the procurement data defined in ATA Specification 200, Chapter 3 or Specification 2000, Chapter 2. Seller shall also issue a price catalog for certain Seller Parts which shall be extracted from this procurement data. Seller shall hold published prices firm for twelve month intervals and shall provide at least ninety days notice prior to increasing a published price. Seller reserves the right to correct errors in said catalog. Also, Seller shall use reasonable efforts to require its major Vendors to maintain any published price for their Vendor Parts for at least twelve month intervals with at least ninety days notice prior to changing a published price. If Buyer orders Vendor Parts from Seller, Seller's Vendor Parts prices for Initial Provisioning Orders shall be the airline acquisition price plus fifteen percent. Seller's Vendor Parts prices for replenishment orders shall be the airline acquisition price plus twelve percent.

G.     Shipment
       --------

       Delivery of Spare Parts ordered from Seller will be F.O.B. point of shipment. Seller assumes no liability for loss of or damage to any Spare Part during shipment. Seller agrees that shipment of Spare Parts to Buyer shall be made as follows:

    1.   Packaging. Seller shall generally comply with ATA Specification 300,
         ---------
         Revision 17.

    2.   AOG Orders. Seller shall use reasonable efforts to ship AOG orders
         ----------
         within four hours of receipt of order. If a Spare Part must be removed from a production aircraft or procured from another source by Seller, a firm shipping schedule or status will be transmitted within four hours after receipt of Buyer's order. Buyer's affected aircraft factory serial number is required on AOG orders.

    3.   Critical Orders. Seller shall use reasonable efforts to ship critical
         ---------------
         orders within twenty-four hours of order receipt.

    4.   Expedite Orders. Seller shall use reasonable efforts to ship expedite
         ---------------
         orders within seven days of order receipt.

    5.   Initial Provisioning Orders. Seller shall use reasonable efforts to
         ---------------------------
         ship initial provisioning orders placed with Seller prior to delivery of the first Aircraft or as mutually agreed.

    6.   Other Orders. Seller Parts normally carried in Seller's inventory shall
         ------------
         be shipped approximately ten days after Seller's receipt of Buyer's order. Shipment of non-stock Seller Parts shall be in accordance with quoted lead-times or lead-times published in the current price catalog, procurement data, or provisioning data. Spare Vendor parts shall be delivered per the Vendor's quoted lead-time plus Seller's internal processing time.

H.  Payment
    -------

    Payment terms shall be net thirty days of invoice date. In the absence of an established open account or an order exceeding the credit limit established by Seller, Seller may require full or partial payment prior to shipment of Spare Parts.

I.  Purchase of Seller's Parts
    --------------------------

    1. In consideration of Seller's obligations to provide Seller Parts for as long as at least ten aircraft of the type purchased hereunder are operated in scheduled commercial air transport service, Buyer agrees to purchase Seller Parts (with the exception of freestock and non-flight essential parts) only from (i) Seller, (ii) Seller's authorized licensees, (iii) designated sources identified in Seller's spare parts catalog or (iv) from airline operators of the same type aircraft purchased herein which parts were originally purchased from Seller. Buyer may purchase Seller Parts from other sources, redesign Seller Parts or have them redesigned, manufacture Seller Parts or have Seller Parts manufactured only under the following conditions:

         a. when less than ten aircraft of the type purchased hereunder are operated in scheduled commercial air transport service;

         b.  any time Seller fails to fulfill its obligations under paragraph
             B.;

         c. any time Seller Parts are needed to effect emergency repairs on the Aircraft, provided that Buyer has notified Seller in writing of the requirement for the Seller Parts at the time the requirement becomes known to Buyer, and Seller is unable to comply within a mutually agreed upon time to resolve the emergency;

         d. if Buyer has notified Seller in writing that any Seller Part is defective or unsatisfactory in use and if within a reasonable period Seller has not provided a satisfactory resolution or made a redesigned Seller Part available;

    2. Any parts redesigned or manufactured by or for Buyer under paragraph I. of this Part III shall be identified and distinguished from Sellers Parts by distinctive and permanent markings on all said parts, in conformance with FAA regulations, to confirm that said parts are the product of Buyer and not Seller. Buyer shall at all times comply with the FAA regulations, or the foreign equivalent thereof in each country in which the Buyer operates its Aircraft, as the said regulations apply to the purchase, manufacture, redesign, and use of such parts.

    3. Buyer's right to purchase, redesign or manufacture Seller Parts under the preceding conditions shall not be construed as a granting of a license by Seller, shall not obligate Seller to the payment of any license, royalty or obligation and shall not be construed to affect the rights of third parties.

    4. If Buyer redesigns or has redesigned any Seller Parts pursuant to the foregoing conditions, Buyer, if Buyer has the right, shall make available to Seller any such redesigned Seller Parts or drawings. Also, if Seller requests, Buyer shall negotiate with Seller, within sixty days after such redesigned Seller Parts or drawings are available to Seller, for the exclusive manufacturing rights of the redesigned Seller Parts. If no agreement is made for such rights within the sixty days, Buyer or its licensees may manufacture, use and sell (provided it is in compliance with all regulatory requirements) such redesigned Seller Parts and Seller shall have the nonexclusive right of manufacture, use and sale of the redesigned Seller Parts, except as may be covered by patents or by the laws of the country where the redesigned Seller Parts have been manufactured. Seller shall have the nonexclusive right of manufacture, use and sale of the redesigned Seller Parts if Buyer can grant such rights. Seller shall not be obligated to pay any royalty or license fee to Buyer for the nonexclusive right.

J.  Vendor Parts
    ------------

    While Seller is not obligated to maintain a stock of Vendor Parts, Seller may have certain Vendor Parts in stock for Buyer's purchase. In order for a Vendor to deliver Vendor parts directly to Buyer, Vendor may be required to obtain Parts Manufacturing Approval (PMA) for such parts. If a Vendor has not obtained PMA for a Vendor Part, then Buyer should purchase such part from Seller less the twelve percent handling charge set forth in paragraph
    F. above.

K.  Provisioning
    ------------

    1. If requested by Buyer, preprovisioning and provisioning conferences shall be convened at Seller's Facility on dates mutually agreed to by Buyer's and Seller's provisioning personnel in order to:

         a. acquaint Buyer with Seller's provisioning system and available data;

         b.  plan the provisioning program;

         c.  establish Buyer's data familiarization and training requirements;
             and

         d.  assist Buyer in the Spare Parts selection process.

    2. Initial provisioning spares support shall be provided by Seller as follows:

         a. Seller shall provide the initial issue of provisioning files required by ATA Specification 200, Revision 24, Chapters 1 and 2 or Specification 2000,

             Chapter 1, Revision 1, (as amended by MDC Document K0064) no later than nine months prior to the scheduled delivery of the first Aircraft. Revisions to these provisioning data shall be issued by Seller every forty-five days until ninety days after delivery of the last Aircraft.

         b. For provisioning under Specification 2000, Chapter 1, Revision 1, Seller shall provide all S, T, or V and ancillary or supplementary files U, W, X, Y and Z. For provisioning under Chapters 1 and 2 of ATA Specification 200, Seller shall provide only K, F, B and D files.

         c. The Illustrated Parts Catalog (IPC) designed to support provisioning shall be issued with provisioning data files and revised at forty-five day intervals up to ninety days after delivery of the last Aircraft.

         d. The Illustrated Parts List designed to support provisioning shall be issued concurrently with Buyer's submittal of the T file defined in Chapter 1, Revision 1 of Specification 2000.
L.  General
    -------

    1.   Quotations. Price and delivery quotations for Seller's noncatalog
         ----------
         listed Seller Parts shall be held firm for ninety days, except where otherwise noted on the quote provided for such items as surplus material.

    2.   Lease of Seller Parts. Seller agrees to lease on an interim basis
         ---------------------
         certain insurance type Seller Parts under Seller's then current standard terms and conditions.

    3.   Warranty. Seller Parts purchased or furnished under this Agreement
         --------
         shall be covered by the warranty provisions and the terms and conditions set forth in Part I of this Exhibit C.

    4.   Seller Services. Buyer agrees that the quality and reliability of
         ---------------
         Seller Services provided under this Part III shall be based upon the quality and reliability of the data and information received from Buyer.

    5.   Additional Terms and Conditions. Buyer agrees that those terms and
         -------------------------------
         conditions of this Agreement applicable to the sale of Spare Parts shall be effective during the term of this Part III.

    6.   Certification. Spare Parts provided by Seller to Buyer pursuant to this
         -------------
         Agreement shall comply with all FAA certification requirements.

    7.   Spares Consignment. In the event of any conflict between the provisions
         ------------------
         of this Part III and Letter Agreement No. 5, the provisions of Letter Agreement No. 5 shall prevail.

PART IV -      AIRCRAFT MANUALS AND DOCUMENTS

This Part IV contains the terms and conditions applicable to furnishing the Documents.

A.  Documents Provided
    ------------------

    Seller shall furnish the Documents described in Part IV, paragraph E. Unless otherwise specified herein, such Documents shall be furnished in the quantities specified by Seller at no additional cost to Buyer. Additional copies of the Documents shall be made available at Seller's then current published prices. Such Documents are intended to provide pertinent information only on items manufactured according to Seller's proprietary design. Such Documents shall be prepared in the American English language and in those units of measure specified in the Detail Specification and as may otherwise be required to reflect the Aircraft instrumentation.

B.  ATA Specifications
    ------------------

    Unless otherwise noted, all Documents specified in this Part IV are prepared in general accordance with ATA Specification 100, Revision 18, or later as Seller may adopt. All other Documents shall be provided to Seller's existing commercial practices.

C.  Shipment
    --------

    All Documents provided under this Part IV shall be shipped free of charge for initial shipment and surface F.O.B. shipping point to Buyer's designated point for all subsequent shipments in the continental United States of America.

D.  Revision Service
    ----------------

    Where revision service has been identified as applicable to a Document in paragraph E. of this Part IV, such revision service shall be provided in accordance with the terms set forth in paragraph 3. to Letter Agreement No. 6.

E.  List of Documents
    -----------------

    The following identifies Documents to be provided in support of the Aircraft. The explanation of the table is as follows:

       COLUMN HEADING                        EXPLANATION OF CODE
       --------------                        -------------------

1    DOCUMENT                   Title of Document provided.
2    CONFIG                     Configuration:

                                A = Contains data common to all DC-9, MD-80,
                                    MD-90, and MD-95 aircraft.
                                B = Contains data tailored to specific MD-95
                                    aircraft model, series or engine type.
                                C = Contains data configured to Buyer's
                                    Aircraft.
                                D = Contains data common to MD-95 aircraft.
3    MEDIUM
                                One year prior to scheduled delivery of Buyer's Aircraft No. 1, Buyer shall select one of the optional media specified in the table.

                                1 = Paper
                                2 = Microfilm Diazo
                                3 = Microfilm Silver Negative
                                4 = Aperture Cards
                                5 =         Magnetic Media
                                * = See REMARKS Column
4   REV                         Revision:

                                Y = Scheduled Revision Service Applies
                                N = Revision Service Not Applicable
                                S = Revised as Required by Seller
                                * = See REMARKS Column
5   QTY                         Quantity:

                                (Number)     = Quantity per this Agreement
                                (Number)PER  = Quantity per Aircraft
                                *            = See REMARKS Column
6   DEL                         Delivery:

                                ASAP = As Soon As Possible following the
                                       -  -    -  -
                                       Agreement execution but not later than
                                       first Aircraft delivery.
                                ATD  = At Time of Delivery of first Aircraft.
                                       -  -       -
                                ASAV = As Soon As Available
                                       -  -    -   -
                                PTD  = Prior To Delivery
                                       -     -  -
                                *    = See REMARKS Column

  COLUMN HEADING                       EXPLANATION OF CODE
  --------------                       -------------------
7      ATA                       ATA Specification:

                                 Y = Document is per ATA Specification as
                                     described in paragraph B. of this Part
                                     IV.
                                 N = Document is not to ATA Specification.

---------------------------------------------------------------------------------------------------------
                 1                      2            3           4        5       6       7        8
              DOCUMENT               CONFIG       MEDIUM         RE      QTY     DEL     AT     REMARKS
                                                                 V
----------------------------------------------------------------------------------------------------------
    A.  MAINTENANCE ENGINEERING DATA

    1.  Access Door Diagrams &
        Data Sheets                      D            1          S       3       PTD      N

    2.  Aircraft Recovery Manual         D            1          S       3       PTD      N

    3.  Component Description &
        Location List                    D            1          S       3       PTD      N

    4.  FAA Maintenance Review
        Board Report                     D            1          S       3        4
                                                                                 MOS
                                                                                 PTD      N

    5.  Maintenance Check Manual
        (Work Cards)                     D            1          S       2        4
                                                                                 MOS
                                                                                 PTD      N

    6.  Maintenance Facility And
        Equipment Planning Manual        D            1          S       3       PTD      N

    7.  On-Aircraft Maintenance
        Planning Report (OAMP)           D            1          S       3        4
                                                                                 MOS
                                                                                 PTD      N

    8.  Special Tool & Equipment
        Drawings (Seller)                D           1, 4        S       1       ASAV     N

    9.  Support Equipment Summary        A            1          S       3       PTD      N

    10. Aircraft Zoning Report           D            1          S       3       PTD      N

    11. Production Management Data
        Base (PMDB)                      B            5          Y       1       PTD      Y     See Note 16



  12.   Structural Diagrams
        Reference Manual                 D            1          S       3       PTD      N

    B.  TECHNICAL PUBLICATIONS DATA

    1.  Flight Crew Operating
        Manual (FCOM)                    C            1          Y     4 + 1
                                                                        PER       *       N     See Notes 1
                                                                                                & 2,
                                                                                                Performance
                                                                                                Data ASAV
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
    2.  Aircraft Maintenance Manual      C         1, 2, 3, 5    Y     4 + 1
                                                                        PER      PTD      Y     See Notes 2
                                                                                                & 3


    3.  Product Support Supplier
        Directory                        ---          1          S       3       PTD      N

    4.  Product Support Supplier
        Agreements Manual                A            1          S       3       PTD      N     Summarizes
                                                                                                Seller's
                                                                                                Agreements
                                                                                                with
                                                                                                Suppliers


    5.  Schematic Manual                 C         1, 2, 3, 5    Y     4 + 1
                                                                        PER      PTD      N     See Note 2


    6.  Seller Overhaul/Component
        Maintenance Manuals              C          1, 2, 3      Y       1       PTD      Y     See Notes 2
                                                                                                & 7


    7.  Vendor Overhaul/Component
        Maintenance Manuals              C            1          *       1       PTD      Y     See Note 4


    8.  Wiring Diagram Manual            C         1, 2, 3, 5    Y     4 + 1
                                                                        PER      PTD      Y     See Notes 2
                                                                                                & 5


    9.  Tool & Equipment (T&E)
        Lists                            A          1, 2, 3      Y       3       PTD      Y     See Note 2


    10. Nondestructive Testing
        Manual                           A          1, 2, 3      Y       3       PTD      Y     See Note 2


    11. Nondestructive Testing
        Standard Practice Manual         A            1          S       3       PTD      N

    12. Power Plant Buildup Manual       ---          *          *       *        *       ---   Provided by
                                                                                                Engine
                                                                                                Manufacturer


    13. Structural Repair Manual         A          1, 2, 3      Y       10      PTD      Y     See Note 2


    14. Service Bulletins (SB)           A            1          Y       5       PTD      Y     See Notes 2
                                                                                                & 12


    15. Service Bulletin Record Book     A            1          S       5       ATD      Y

    16. Illustrated Parts Catalog
        (IPC)                            C         1, 2, 3, 5    Y     4 + 1
                                                                        PER      PTD      Y     See Notes 2
                                                                                                & 8
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
    17. Airline Data Report              A            1          S       3       PTD      N     See Note 9

    C.  ENGINEERING DATA

    1.  Aircraft Characteristics For
        Airport Planning                 D            1          S       4      ATD       N

    2.  Design Handbook                  A           1, 2        S       1      ATD       N

    3.  Douglas Material
        Specifications (DMS) Manual      A           1, 2        S       1      ATD       N

    4.  Douglas Process Material
        (DPM) Index                      A           1, 2        S       1      ATD       N

    5.  Douglas Process Standards
        (DPS) Manual                     A           1, 2        S       1      ATD       N

    6.  Drafting Manual                  A           1, 2        S       1      ATD       N

    7.  Drawing Section List             C            1          S       3      ATD       N

    8.  Engineering Drawings (To
        Section List Level Only)         C            4          S       1      ATD       N

    9.  FAA Approved Airplane
        Flight Manual (AFM)              C            1          S     1 + 1
                                                                        PER     ATD       N     See Note 10


    10. Flying Qualities Report          D            1          S       1      ASAV      N

    11. Lamm Schematics                  C            1          N       10
                                                                        PER     ASAV      N

    12. Minimum Equipment List
        (MEL) Procedures Manual          D            1          Y       5      PTD       N     See note 17


    13. On-Board Wiring Diagram
        Book                             C            1          N     1 PER    ATD       N     See Note 11


    14. Approved Equivalent Parts
        List (AEPL)                      A          1, 2, 5      S       1      PTD       N

    15. Master Minimum Equipment
        List (MMEL)                      D           1, 5        Y       5      ASAV      N     See Note 17
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
    16. Wire Lists & Hookup Charts       C          1, 2, 5      S       2      PTD      Y

    17. Douglas Standards Manual
        (DSM)                            A           1, 2        S       1      ATD       N

    18. Master Component List
        (MCL)                            D            1          S       1      ASAV      N     See Notes 13
                                                                                                & 17


    19. Flight Planning & Cruise
        Control Manual (FPCCM)           B            *          S       1      ASAV      N     See Note 14


    20. Weight & Balance Manual,
        Chapter 1                        C            1          S       2      ATD       N     See Note 15


    21. Weight & Balance Manual,
        Chapter 2                        C            1          N     1 PER      *       N     See Note 15


    22. Weight & Balance Manual,
        Chapters 1 & 2, On-Board
        Copy                             C            1          N     1 PER      *       N     See Note 15


    23. Weight Compliance  Report        C            1          N     3 PER      *       N     See Note 15


    24. Performance Handbook (PH)        B            1          S       1      ATD       N     See Note 6


    25. Airworthiness Limitation
        Instructions (ALI)               A            1          S       1      ATD       N

    D.  OTHER DATA

    1.  Flight Training Data             ---          *          *       *        *       ---   See Part II
                                                                                                A.


    2.  Maintenance Training Data        ---          *          *       *        *       ---   See Part II
                                                                                                B.


    3.  Provisioning Data                ---          *          *       *        *       ---   See Part III
----------------------------------------------------------------------------------------------------------------

NOTES:

1.  Flight Crew Operating Manual (FCOM)
    ----------------------------------

    a. Initial issue of the FCOM will be six months prior to the scheduled month of delivery of the first Aircraft.

    b. Provided revision service is being supplied under the terms of this Agreement, or by subsequent purchase order, Seller will incorporate in its FCOM all applicable Seller originated Service Bulletins in a regular revision following formal notification by Buyer that such bulletins will be accomplished on Buyer's Aircraft. The manuals will then contain both original and revised configurations until Buyer advises Seller in writing within two years of Service Bulletin issue date that one configuration should be completely removed.

    c. Upon receipt of typed draft text in the style of the manual, Seller will incorporate Buyer originated changes into the FCOM at a reasonable charge. Illustrations should be of sufficiently high quality to be electronically scanned. Any page that is incorporated into Seller's FCOM as a result of a Buyer-originated change will bear the name of Buyer or current Aircraft operator. This will indicate that certain data contained on such pages originated with the Buyer and that Seller is not responsible for the technical accuracy of such data. Buyer originated changes incorporated by Seller shall be considered in all future revisions affecting the FCOM.

    d. Data contained within the FCOM will be tailored to reflect Buyer's Aircraft configuration, and will be prepared in accordance with Seller's FCOM concept.

2.  Revision Service
    ----------------

    a. Provided revision service is being supplied under the terms of this Agreement, or by subsequent Purchase Order, Seller will incorporate in its Illustrated Parts Catalog (IPC), Maintenance Manual, Overhaul/Component Maintenance Manual, Structural Repair Manual and Wiring Diagram Manuals all applicable Seller originated Service Bulletins in a regular revision following issue. The manuals will then contain both original and revised configurations until Buyer advises Seller in writing within two years of Service Bulletin issue date that one configuration should be completely removed.

    b. Upon receipt of typed draft text in the style of the existing manual, Seller will incorporate Buyer originated modifications in all manuals, except the IPC, at a reasonable charge. Requests for Buyer originated modification to the IPC should be addressed to the data subcontractor. Illustrations should be of sufficiently high quality to be electronically scanned. Seller cannot take raw data and write maintenance practices, overhaul information or structural repair information, or develop illustrations, including wiring diagrams. Any page that is incorporated into Seller's manuals as a result of a Buyer-originated change will bear the name of the originating airline. This will indicate that certain data contained on such pages originated with the Buyer and that Seller is not responsible for the technical accuracy of such data. Buyer originated changes incorporated by Seller shall be considered in all future revisions affecting the applicable publications.

3.  Aircraft Maintenance Manual. Includes engine manufacturer's information.
    ---------------------------
    Prepared in general accordance with ATA Specification 100, Revision 32 AMTOSS format. Consumable material information will be included in Chapters 20 and 70 instead of a separate manual. Troubleshooting information is included in this manual. Schematics are provided in separate manual. PMDB is provided as a separate magnetic tape.

4.  Vendor Overhaul/Component Maintenance Manuals. Seller shall use reasonable
    ---------------------------------------------
    efforts to assure that initial copies and subsequent revision service of Vendor's Overhaul/Component Maintenance Manuals and parts lists pertaining to repairable or recoverable components and equipment are supplied to the Buyer by such Vendors at no cost. Manuals will be in general accordance with ATA Specification 100, Revision 28, only if peculiar to the aircraft of the type purchased hereunder. Existing manuals shall be provided wherever possible. Initial manuals and subsequent revisions and any Service Bulletins will be distributed by the Vendor directly to the Buyer.

5.  Wiring Diagram Manual. Shall be customized to the Aircraft and will be in
    ---------------------
    general accordance with ATA Specification 100, Revision 14.

6.  Performance Handbook (PH). Additional performance information for airline
    -------------------------
    performance Engineers; provides thrust curves, aerodynamic performance curves, etc. This handbook shall be made available one year after certification on first aircraft series or engine type.

7.  Seller Overhaul/Component Maintenance Manuals. Shall consist of (i) existing
    ---------------------------------------------
    copies of DC-9 Overhaul Manuals produced to ATA Specification 100, Revision 8, to the extent applicable to the Aircraft, (ii) existing copies of MD-80 Component Maintenance Manuals produced to ATA 100, Revision 14, or later as Seller may adopt, to the extent applicable to the Aircraft, (iii) existing copies of MD-90 Component Maintenance Manuals produced to ATA 100, Revision 28 to the extent applicable to the Aircraft, and (iv) Component Maintenance Manuals peculiar to the type of aircraft purchased hereunder produced in general accordance with ATA Specification 100, Revision 28 or later as Seller may adopt.

8.  Illustrated Parts Catalog (IPC). The IPC is a customized Document intended
    -------------------------------
    for use in the identification and requisition of replaceable aircraft parts and units. The IPC is a companion Document to the Aircraft Maintenance Manual and contains all parts information for which maintenance practices coverage has been provided. The IPC shall be prepared in general accordance with ATA Specification 100, Revision 32, and ATA Specification 2100, Revision 0, or later as Seller may adopt.

9.  Airline Data Report. This report shall include a listing of all repairable
    -------------------
    or recoverable manufactured items grouped by part number and grouped alphabetically by Vendor name.

10. FAA Approved Airplane Flight Manual. Revisions applicable to the Aircraft
    -----------------------------------
    shall be provided as soon as practicable after FAA approval for as long as Buyer owns or operates the Aircraft. The Airplane Flight Manual will be provided in a paper medium with the exception of the performance section which will be provided in a magnetic medium.

11. On-Board Wiring Diagram Book. Contains radio and electrical wiring diagrams
    ----------------------------
    only. This book is to be used for interim reference only until the Wiring Diagram Manual reflects the delivery configuration of the Aircraft.

12. Service Bulletins (SB). One Aperture Card of the Service Drawing will be
    ----------------------
    provided in lieu of printed illustrations at Seller's option.

13. Master Component List (MCL). This Document is an automated list of line
    ---------------------------
    replaceable units (LRU) that have reliability, maintenance, or cost significance.

14. Flight Planning & Cruise Control Manual (FPCCM). Data consists of a hard
    -----------------------------------------------
    copy report with graphical information covering enroute performance, and a magnetic media covering all enroute performance, including variations in the cost-index-cruise-speed schedules contained in hard copy report.

15. Weight & Balance Manuals
    ------------------------
    a. Weight & Balance Manual, Chapter 1, is provided at the time of the first Aircraft delivery only.

    b. Weight & Balance Manual, Chapter 2, is provided for each Aircraft at time of delivery.

    c. Weight & Balance Manual, Chapters 1 & 2, On-Board copy, is provided for each Aircraft at time of delivery.

    d. Weight Compliance Report is provided for each Aircraft at time of delivery and compares the actual weight to the weight developed from the Detail Specification.

16. Production Management Data Base (PMDB). The PMDB is an electronic data base
    --------------------------------------
    of maintenance program requirements with associated data, as similarly presented in the OAMP, with some additional data elements. This electronic delivery of data requires application software not provided by Seller in order for the Buyer to manage fleet maintenance production, logistics and reliability functions. The PMDB is prepared in general accordance with ATA Specification 100, Revision 32.

17. Seller to provide two preliminary copies no later than six months prior to first delivery.

F.  ADDITIONAL COPIES
    -----------------

    Additional replacement copies of the Documents shall be made available at Seller's then current published prices.

G.  LIMITATION ON USE OF DOCUMENTS
    ------------------------------

    1. Buyer agrees that, except with Seller's prior written consent or except as required by law or as otherwise permitted herein, none of the Documents provided or copies or duplicates thereof or the Detail Specification or copies thereof, shall be transferred or permitted out of Buyer's possession or the contents thereof divulged to any other person, firm or corporation by Buyer or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or spare parts or training aids, except when manufacture or redesign is permitted under the provisions of Part III of this Exhibit C and then only to the extent and for the purposes expressly permitted therein.

    2. Buyer agrees that any Documents provided by Seller in the form of Programs shall be subject to the following additional restrictions on use:

         a. Buyer shall have a non-exclusive, non-transferrable license to use a single copy of any Program provided by Seller.

         b. Buyer agrees that it will not without the express written consent of the Seller:

             (1) sub-license, assign or attempt to transfer its license for any Program,

             (2) copy any Program other than to create a single copy of the Program for archival or backup purposes,

             (3) distribute or permit access to any Program to any third party, or

             (4) reverse assemble, reverse compile, or otherwise translate any Program for any purpose.

H.     Warranty
       --------

    The warranty for Documents provided hereunder is set forth in Part I of this Exhibit C.

                         EXHIBIT D - PRICE ADJUSTMENTS
                        FOR FLUCTUATIONS IN THE ECONOMY

PRICE ADJUSTMENTS FOR FLUCTUATIONS IN THE ECONOMY

The Base Price of each Aircraft, after any price adjustments made in accordance with paragraphs B. and C. of the article entitled PRICE, shall be subject to the following escalation provisions in order to determine the Price:

A.  Price
    -----

    The Price shall be determined according to the following formula:


             P = AF\\n\\ + E\\n\\

   where:

             P = Price

       AF\\n\\ = Final Adjusted Airframe Price

        E\\n\\ = Final Adjusted Engine Price

B.Final Adjusted Airframe Price

    1. The Airframe Base Price included in the Base Price contains no allowance for inflation subsequent to the period of November 1994 through March 1995. Accordingly, the Airframe Base Price shall be adjusted to determine the Final Adjusted Airframe Price, by use of the formula in paragraph 2. below which is based on fluctuations in the following labor and material price indexes which are published by the United States of America - Department of Labor, Bureau of Labor
         Statistics:

         a. Labor or ECI Index - "Employment Cost Index (compensation) workers in aerospace manufacturing by occupation and industry group" - Aircraft manufacturing, SIC Code 3721 (June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December. The released Employment Cost Index value for the month of March will also be used for the months of January and February; the value for June will also be used for April and May; the value for September will also be used for July and August; and the value for December will also be used for October and November.

         b. Material or IC Index - Producer price indexes and percent changes for commodity groupings and individual items - Industrial commodities (1982 = 100).

    2.   The formula for the airframe is as follows:

              AF\\n\\ =

                     Fb [.75 (ECIn) +.25 (ICn}
                              ----        ---
                             130.0        123.6
        where:

          AF\\n\\ = The Final Adjusted Airframe Price.

          AF\\b\\ = The Airframe Base Price.

         ECI\\n\\ = The average of the ECI Index values for the fourth through the eighth month (as described in 1.a. above) prior to the original scheduled month of delivery computed to one decimal place (Note: 1.05 rounds to 1.1).

            130.0 = The average of the ECI Index values for November 1994 through March 1995 (as described in 1.a. above).


          IC\\n\\ = The average of the IC Index values for the fourth through the eighth month prior to the original scheduled month of delivery computed to one decimal place (Note: 1.05 rounds to 1.1).

            123.6 = The average of the IC Index values for November 1994 through March 1995.

3.  Airframe Rounding Rules are as follows:

         Unless otherwise specified, computations shall be made to four decimal places (Note: 1.00005 rounds to 1.0001). After final computation, AFn shall be rounded to the nearest whole number (Note: 0.5 rounds to l).

    4. The most recent ECI and IC Index values released by the Bureau of Labor Statistics and made available to Seller for the applicable months shall be used to determine the ECI\\n\\ and IC\\n\\ values used in the calculation of the Final Adjusted Airframe Price. However, the index denominators of 130.0 and 123.6 shall not be revised. The Price of the Aircraft shall not be adjusted after delivery except as defined in paragraph B.5. below.

    5. In the event any of the index values required to calculate ECI\\n\\ and IC\\n\\ have not been released by the Bureau of Labor Statistics and made available to Seller, Seller shall use the published value for the nearest preceding quarter for the ECI\\n\\ or the nearest preceding month for the IC\\n\\ for the purposes of calculating the Final Adjusted Airframe Price until such values are subsequently published or made available to Seller. Seller shall submit either a supplemental invoice or refund the amounts due Buyer as appropriate to reflect any increase or decrease in the Final Adjusted Airframe Price for the Aircraft from that determined at the time of delivery of such Aircraft.

    6. If the Department of Labor revises the methodology (in contrast to benchmark adjustments and any other corrections of previously released values) or discontinues any of the indexes referred to in this Exhibit, the parties shall select a substitute for the revised or discontinued index. The substitute index shall lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing to use the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula shall be made to accomplish this result.

    7. To implement paragraph B.6. above, either party may notify the other that a change in the indexes within the meaning of this Exhibit is anticipated or has taken place. Seller shall then propose substitute indexes and formula revision. Within ninety days from such notification or from receipt of data covering the last month of publication of the unchanged index series, whichever is later, the parties shall agree on substitute indexes and formula revision. If the parties cannot so agree, they shall select an arbitrator to decide the substitute index required to carry out the intent of paragraph B.6. above, and the decision of the arbitrator shall be binding. If, however, the parties cannot agree on an arbitrator, an arbitrator shall be selected in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Adjustment of the Price under this Exhibit and payment of invoices computed from the adjusted Price, shall continue following any change in the indexes throughout any period of negotiation or arbitration. The indexes and formula used when the unchanged indexes are not available shall be those proposed by Seller, but said payments shall be on a temporary basis and shall be corrected. Any required refunds or additional payments shall be made within thirty days following agreement between the parties or an arbitration decision.

C.  Final Adjusted Engine Price (E\\n\\)
    -----------------------------------

    1. The Engine Base Price contained in the Base Price of the Aircraft after any adjustment made in accordance with paragraphs B. and C. of the article entitled PRICE, shall be adjusted in accordance with the escalation formula contained in paragraph 2. below to obtain the Final Adjusted Engine Price. The Final Adjusted Engine Price, is derived in accordance with the formula set forth below which is based on fluctuations in the following labor, material and energy price indexes which are published by the United States of America Department of Labor, Bureau of Labor Statistics:

         a. Labor or ECI Index - "Employment Cost Index (compensation) workers in aerospace manufacturing by occupation and industry group" - Aircraft manufacturing, SIC Code 3721 (June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December. The released Employment Cost Index value for the month of March will also be used for the months of January and February; the value for June will also be used for April and May; the value for September will also be used for July and August; and the value for December will also be used for October and November.

         b. Material or IC Index - Producer price indexes and percent changes for commodity groupings and individual items - Industrial commodities (1982 = 100).

    2.   The formula for the Engines is as follows:

            E\\n\\ = ,[.75 (ECIn) + .25 (ICn
                            ----         ---
                            130.0        123.6
        where:


            E\\n\\ = The Final Adjusted Engine Price.

            E\\b\\ = The Engine Base Price.

          ECI\\n\\ = The average of the ECI Index values for the fourth through the eighth month (as described in 1.a. above) prior to the original scheduled month of delivery computed to one decimal place (Note: 1.05 rounds to 1.1).

             130.0 = The average of the ECI Index values for November 1994 through March 1995 (as described in 1.a. above).

           IC\\n\\ = The average of the IC Index values for the fourth through the eighth month prior to the original scheduled month of delivery computed to one decimal place (Note: 1.05 rounds to 1.1).

             123.6 = The average of the IC Index values for November 1994 through March 1995.

    3. Engine Rounding Rules are as follows: Unless otherwise specified, computations shall be made to four decimal places (Note: 1.00005 rounds to 1.0001). After final computation, AFn shall be rounded to the nearest whole number (Note: 0.5 rounds to l).

    4. If the Department of Labor revises the methodology (in contrast to benchmark adjustments and any other corrections of previously released values) or discontinues any of the indexes referred to in this Paragraph C., the parties shall select a substitute for the revised or discontinued index. The substitute index shall lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing to use the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula shall be made to accomplish this result.

                                 *    *    *

                                  *    *    *

11-20-95
                                                          Letter Agreement No. 1
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

OPTION AIRCRAFT
---------------

Buyer shall have the option to purchase fifty additional MD-95-30 aircraft (the Option Aircraft) under the same terms and conditions as set forth in the Agreement except as modified by the following:

1. Delivery
   --------

   The Option Aircraft shall be scheduled for delivery to Buyer as follows:

                  Option Aircraft           Scheduled Month
                      Number                  of Delivery
                  ---------------           ---------------

                     1
                     2
                     3
                     4
                     5
                     6
                     7                        *    *    *
                     8
                     9
                     10
                     11
                     12
                     13
                     14

                  Option Aircraft           Scheduled Month
                      Number                  of Delivery
                  ---------------           ---------------

                     16
                     17
                     18
                     19
                     20
                     21
                     22
                     23
                     24
                     25
                     26
                     27
                     28
                     29
                     30                    *    *    *
                     31
                     32
                     33
                     34
                     35
                     36
                     37
                     38
                     39
                     40
                     41
                     42
                     43
                     44
                     45
                     46
                     47
                     48
                     49
                     50


2. Option Deposit
   --------------

   In consideration for the option to purchase the Option Aircraft, Buyer shall
   pay a refundable deposit of      * * *      per Option Aircraft concurrent
   with the execution of the

   Agreement. Upon the exercise of an option, Seller shall apply the respective deposit to the progress payment due at option exercise for such Option
   Aircraft and such deposit shall be deemed nonrefundable.     *   *   *


3. Payment
   -------

   Buyer shall make an initial progress payment (less any deposit referred to
   above or any other advance payment) in the amount of      *  *  *        of
   the Advance Payment Price upon each option exercise.  Additional progress
   payments shall be made in     *  *  *     increments at       *  *  *
   prior to each Option Aircraft delivery.



                                  *    *    *



4. Option Exercise
   ---------------

   Buyer's option to purchase the Option Aircraft may be exercised only by notice in writing to Seller received on or before the first business day of the applicable month as set forth below:

           Option Aircraft  Scheduled Month  Option Exercise
                Number        of Delivery         Month
           ---------------  ---------------  ---------------

             1
             2
             3
             4                *    *    *
             5
             6

           Option Aircraft  Scheduled Month  Option Exercise
                Number        of Delivery         Month
           ---------------  ---------------  ---------------

             8
             9
             10
             11
             12
             13
             14
             15
             16
             17
             18
             19
             20
             21
             22
             23
             24
             25               *    *    *
             26
             27
             28
             29
             30
             31
             32
             33
             34
             35
             36
             37
             38
             39
             40
             41
             42
             43
             44
             45
             46

           Option Aircraft  Scheduled Month  Option Exercise
                Number        of Delivery         Month
           ---------------  ---------------  ---------------

             48
             49               *    *   *
             50


   Any such Option Aircraft exercised by Buyer shall be redefined as Aircraft at time of option exercise and shall be thereafter governed by the terms of the Agreement.

5. Option Aircraft Flexibility
   ---------------------------




                                  *    *    *



   In the event Buyer exercises an option prior to twenty-four months from the scheduled month of delivery, Buyer shall make a progress payments in the
   amount of    *  *  *    of the Advance Payment Price less any refundable
   deposit or any advance payment at option exercise, a progress payment of
   *  *  *    at   *  *  *    months and progress payments of   *  *  *    at
   *  *  *       prior to delivery.


6. Option Aircraft Assignment
   --------------------------

   The Option Aircraft terms as set forth above shall not be assignable by Buyer. Upon option exercise, Option Aircraft shall be subject to the assignment provisions set forth in the Agreement.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                                   VALUJET AIRLINES, INC.

                                   Signature /s/ Stephen C. Nevin
                                             ------------------------------
                                   Printed Name  Stephen C. Nevin
                                               ----------------------------
                                   Title         SVP Financial & CFO
                                        -----------------------------------

                                   MCDONNELL DOUGLAS CORPORATION

                                   Signature /s/ T. C. Moore
                                            -------------------------------
                                   Printed Name  T. C. Moore
                                               ----------------------------
                                   Title         V.P. Contracts
                                        -----------------------------------
                                   Date          12/6/95
                                       ------------------------------------

11-20-95                                 Attachment A to
                                         Letter Agreement No. 1
                                         DAC 95-40-D
                                         Page 1



                                  *    *    *

11-20-95

                                                                 Attachment A to
                                                          Letter Agreement No. 1
                                                                     DAC 95-40-D
                                                                          Page 2



                                  *    *    *

11-20-95                                                  Letter Agreement No. 2
                                                                     DAC 95-40-D

ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349

Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.



                                  *    *    *



If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.


                                  VALUJET AIRLINES, INC.

                                  Signature      /s/ Stephen C. Nevin
                                           -----------------------------

                                  Printed Name     Stephen C. Nevin
                                              --------------------------

                                  Title            SVP Finance & CFO
                                        --------------------------------

                                  MCDONNELL DOUGLAS CORPORATION

                                  Signature    /s/ T. C. Moore
                                           -----------------------------

                                  Printed Name    T. C. Moore
                                               -------------------------

                                  Title           V.P. Contracts
                                        --------------------------------

                                  Date             12/6/95
                                       ---------------------------------

                                                          Letter Agreement No. 3
                                                                     DAC 95-40-D

ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349

Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

1. Interim Lift
   ------------

   For Buyer's requirement for interim lift between January 1, 1997 and the delivery of the first MD-95-30, Seller shall provide interim lift support with DC-9 Series 20, 30, 40, or 50 or MD-80 Series 81, 82, 83, 87 or 88
   aircraft, all of which shall be Stage 3, on the following terms and conditions:

   A. Buyer and Seller agree that Buyer's requirement for interim lift aircraft from Seller is 15 aircraft per year in each of 1997 and 1998, and for 1999 the net difference between 15 and the number of MD-95-30s delivered in 1999. Seller shall supply interim lift aircraft at no more than two per month. Except as otherwise mutually agreed, no more than 4 of the interim lift aircraft supplied by Seller in 1997, 5 in 1998 and 5 in 1999 shall be MD-80s. Prior to committing to an interim lift MD-80 for Buyer, Seller shall advise Buyer of its intent and Buyer shall have the option to advise Seller that it does not want such MD-80, in which event Seller's obligation to provide interim lift aircraft shall be reduced by one (up to a maximum reduction in any year of the number of MD-80s Seller is permitted to supply in such year). Buyer shall have two business days from receipt of notice from Seller in which to exercise its option to reject an MD-80.

   B. Seller commits to provide the interim lift aircraft to Buyer under lease as follows:

          1)    For hushkitted DC-9s, the aircraft shall be delivered to Buyer
                         * * * shall be leased to Buyer for * * * per month,
                           paid monthly in advance. * * *

          2)    For used MD-80s, the aircraft shall be delivered to Buyer * * *
                      and shall be leased to Buyer for a monthly in advance rental factor equal to

                   * * * per month. Seller's Total Capitalized Cost shall mean its total purchase price paid for the aircraft plus all out of pocket costs and expenses incurred by Seller to purchase the aircraft and lease it to Buyer, including without limitation brokers' fees, costs to reconfigure the aircraft and interest capitalized at 30-day Libor plus * * * (but not including any interest accrued in any month as a result of Seller not being able to deliver the aircraft to Buyer because Seller has already delivered two aircraft to Buyer in such month and not including any interest accrued during any period that the aircraft is leased by Seller to an operator other than Buyer).

   C. Seller shall have the option to purchase or arrange a lease in to Seller on the interim aircraft, subject to coordination with Buyer.

   D. The minimum lease term of any interim lift aircraft shall be * * * years or to delivery of a corresponding MD-95-30, at Seller's option, determined at time of lease inception. The corresponding MD-95-30 shall be determined on a one-for-one basis on a first in, first out basis (e.g., the first MD-95-30 delivered will cause the first interim lift aircraft lease which Seller has elected to terminate prior to * *
          * years to terminate or the first aircraft sold and financed under G. below, whichever was closed first, to be repaid or resold, and upon delivery of the second MD-95-30 the next interim lift aircraft under lease which Seller has elected to terminate prior to * * * years or aircraft financed under G. below, whichever occurred first, shall terminate or be repaid or resold, as the case may be). The lease shall be a net lease with all insurance, taxes, and other expenses associated with the use, possession and return of the aircraft to be paid by Buyer. Leased aircraft must be operated at all times by Buyer and shall be operated so as to permit MACRS depreciation. Seller shall have section 1110 protection. Seller shall have the right to assign any lease and Buyer will cooperate with Seller on any Seller arranged
          * * *                    judgment. Subject to the terms specifically
          described herein, the lease shall be documented in a form reasonably satisfactory to both parties.

   E. The aircraft shall be returned at the end of the lease term in the same condition as delivered (normal wear and tear excepted) * * * and with a fresh "C" check, registered with the FAA, and capable of immediate service in the U.S. under Buyer's maintenance program (it being understood that the detailed return conditions will be negotiated in the lease documentation).

                                  *    *    *









   H. In the case where Seller has purchased DC-9 and MD-80 aircraft and leased the aircraft to Buyer, Buyer shall have a one-time purchase option at the end of the lease term equal to the greater of fair market value or the stipulated loss value (as set forth by Seller in the lease). * * *

   I. In the event Buyer is able to obtain more than * * * aircraft from other sources in 1997, 1998, or 1999, then Seller's obligation to provide and Buyer's obligation to take interim lift aircraft in that year shall be reduced one-for-one for the amount in excess of * * * aircraft unless Seller has already arranged for interim lift aircraft in which event Buyer shall remain obligated to purchase or lease, as the case may be, the interim lift. In the event Seller provides interim lift earlier to Buyer, or in amounts greater than set forth in paragraph A of this Letter Agreement, and Buyer agrees to take the earlier aircraft, Seller's future commitment will be reduced by such earlier-provided lift. If Buyer obtains less than * * * aircraft from other sources in 1997, 1998 or 1999 because Buyer determines that its need for aircraft is less than * * * in any of
      such years                * * *             Seller's obligation to provide
      15 interim lift aircraft will be reduced by one for each aircraft less than * * * obtained by Buyer from other sources.

   J. Seller will provide technical assistance to Buyer at rates to be negotiated with respect to inspection and ferrying of Buyer interim lift aircraft.

   K. Buyer agrees its targeted fleet growth is * * * aircraft per year at a rate of * * * aircraft per month. Buyer and Seller agree to fill this demand on a first come, first served basis, whichever party shall first obtain the interim lift, i.e., if Seller commits to interim lift aircraft for Buyer prior to Buyer notifying Seller that it has already secured or does not require such interim lift, Buyer shall be required to purchase or lease such interim lift aircraft under the terms described above. Buyer shall not be required to take more than two aircraft per month from Seller.

   L. Seller's obligation to provide any interim lift shall be contingent upon:

      1) Buyer not being in material default under any of the following agreements:

          a) The Agreement;

          b) any other agreement between MDC or MDFC or their affiliates and Buyer; and

          c) any Buyer financing           *  *  *

2. Bridge Financing
   ----------------

   Seller will offer Buyer bridge financing (the "Bridge Financing") between December 1, 1995 and the first scheduled (as such schedule may be revised) MD-95-30 delivery under the Agreement on the following terms and conditions:

   A. Bridge Financing will be available for Buyer's purchase of used DC-9s and MD-80s.

   B. The Bridge Financing shall be a revolving line of credit limited to a
      maximum outstanding at any one time of    *  *  *

   C. Seller will agree to purchase each aircraft on behalf of Buyer at a price not to exceed fair market value.

   D. Buyer will pay a fee to Seller equal to * * * of any amount drawn down under the Bridge Financing, payable at the time of each drawdown.

   E. Buyer will pay a downpayment to Seller on each aircraft in an amount equal to * * * of the purchase price paid by Seller for the aircraft.

   F. Simultaneous with Seller's entry into an agreement to purchase any aircraft, Buyer will enter into a purchase agreement with Seller to purchase such aircraft from Seller no later than * * * after Seller's purchase of the aircraft for an amount equal to Seller's purchase price net of the downpayment, plus escalation thereon at the rate of * * * over
      30-day Libor (per annum calculated monthly).       * * *

   G. The aircraft will be registered in the U.S. with the FAA in the name of Seller until they are purchased by Buyer.

   H. Buyer will maintain on any aircraft subject to the Bridge Financing, at its expense and for the benefit of Seller, all risk and liability insurance in amounts and coverage reasonably acceptable to Seller.

   I. Buyer will be responsible for all fees and taxes, including without limitation any and all sales or property taxes incurred by Seller in connection with its purchase, ownership or sale of the aircraft.

                                   *   *   *

   K. Any Bridge Financing will be assignable by Seller to another lender, but any assignment shall not increase the financing available under paragraph B.

   L. Seller's obligation to provide any Bridge Financing shall be contingent upon the following additional terms and conditions:

      1) Buyer not being in material default under any of the following agreements.

          a) The Agreement;

          b) any other agreement between MDC or MDFC or their affiliates and Buyer; and

          c) any Buyer financing for which Seller has provided a guarantee.
      2)  Bridge Financing documentation reasonably satisfactory to Seller.






                            *    *    *

                            *    *    *





If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                                   VALUJET AIRLINES, INC.

                                   Signature /s/ Stephen C. Nevin
                                            -----------------------------------

                                   Printed Name  Stephen C. Nevin
                                               --------------------------------

                                   Title         SVP Financial & CFO
                                        ---------------------------------------

                                   MCDONNELL DOUGLAS CORPORATION

                                   Signature /s/ T. C. Moore
                                            -----------------------------------

                                   Printed Name  T. C. Moore
                                               --------------------------------

                                   Title         V.P. Contracts
                                        ---------------------------------------

                                   Date          12/6/95
                                       ----------------------------------------

12-06-95                                                  Letter Agreement No. 4
                                                                     DAC 95-40-D


ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349

Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft. It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

AIRCRAFT FINANCING
------------------

Seller shall provide support for Buyer's MD-95-30 aircraft financing as set forth below:



                                  *    *    *

                                  *    *    *

                                  *    *    *

                                  *    *    *

                                  *    *    *

                                  *    *    *

                                  *    *    *

                                  *    *    *



If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.


                         VALUJET AIRLINES, INC.

                         Signature     /s/ Stephen C. Nevin
                                  -------------------------------
                         Printed Name      Stephen C. Nevin
                                     ----------------------
                         Title             SVP Financial & CFO
                              ------------------------------------

                         MCDONNELL DOUGLAS CORPORATION

                         Signature     /s/ T. C. Moore
                                  -------------------------------
                         Printed Name      T. C. Moore
                                     ----------------------------
                         Title             V.P. Contracts
                              -----------------------------------
                         Date              12/6/95
                             ------------------------------------

12-01-95

                                                          Letter Agreement No. 5
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement), which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.



                                  *    *    *

                                                          Letter Agreement No. 5
                                                                     DAC 95-40-D
                                                                          Page 2




                                  *    *    *

                                                          Letter Agreement No. 5
                                                                     DAC 95-40-D
                                                                          Page 3




                                  *    *    *



If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

              VALUJET AIRLINES, INC.

                         Signature    /s/ Stephen C. Nevin
                                   -------------------------------
                         Printed Name     Stephen C. Nevin
                                     -----------------------------
                         Title            SVP Financial & CFO
                              ------------------------------------

                         MCDONNELL DOUGLAS CORPORATION

                         Signature    /s/ T. C. Moore
                                   -------------------------------
                         Printed Name     T. C. Moore
                                     -----------------------------
                         Title            V.P. Contracts
                              ------------------------------------
                         Date             12/6/95
                             -------------------------------------

                                                          Attachment A to
                                                          Letter Agreement No. 5
                                                          DAC 95-40-D
                                                          Page 1






                                 *     *     *

                                                          Attachment A to
                                                          Letter Agreement No. 5
                                                          DAC 95-40-D
                                                          Page 2




                                *      *      *

11-13-95                                                 Letter Agreement No. 6
                                                                    DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

ADDITIONAL SUPPORT SERVICES
---------------------------

Seller shall provide the following additional support services at no-charge to Buyer.

1.  Launch Team Support
    -------------------

    A Launch Team of a total of * * * technical experts will be assigned to the most advantageous locations within Buyer's MD-95-30 system as mutually agreed by Buyer and Seller. These experts shall be available as mutually agreed between Buyer and Seller prior to the delivery of Buyer's Aircraft No. 1 and shall remain assigned to the Buyer's entry into service team

                   *   *   *
    During the MD-95-30's entry into service phase with Buyer, each Aircraft will be met by a launch team member in each Buyer "Focus" city.

2.  Spare Parts and Material Expert
    -------------------------------

    Seller shall assign a Spare Parts and Material expert to Buyer's main material supply location * * *

3.  Technical Manual Revision Service
    ---------------------------------

    All necessary technical manuals in sufficient quantities to provide for efficient and regulatory compliant operation will be provided to Buyer. Manuals will have revision service for as long as Buyer operates at least ten Aircraft in regularly scheduled service. The Aircraft Maintenance Manual and other manuals as appropriate will be customized to Buyer's configuration. The Aircraft Maintenance Manual will be updated to reflect Seller issued Service Bulletins when Seller is notified by Buyer of incorporation. In addition, Seller shall incorporate Buyer Engineering Orders when provided to Seller in an agreed to format and media. The technical manuals will be provided to Buyer electronically wherever available upon Buyer's request.

4.  Flight Crew Training
    --------------------

    Contingent upon FAA approval of a Buyer Training Program allowing differences training of DC-9 and MD-80 Pilots for MD-95-30 qualification, Seller shall make available in Atlanta, Georgia, not later than 60 days prior to delivery of the Buyer's Aircraft No. 1, the training device(s) required by the FAA approved Buyer MD-95-30 differences program. Additionally, Seller shall train


                            *   *   *

    In the event the FAA requires other than differences training for MD-95-30
    qualification, Seller will train   * * *   Buyer crews at the Training
    Center at Seller's facility. The   * * *   crews will include an advance
    cadre of up to   * * *    Buyer shall provide transportation for crews to
    Seller's facility. As an             * * *
    In any event, Buyer shall provide general living expenses.

    Buyer's training program and curriculum will incorporate Buyer's standard operating procedures. Buyer shall be provided and may reproduce flight and training material for Buyer specific training needs contingent upon execution of a no-charge licensing agreement.

5.  Performance Data Software
    -------------------------

    Takeoff Performance for Airlines (TOPAZ) and Operational Performance for Airlines (OPAL) software to enable Buyer to accomplish detailed performance analysis will be provided at delivery of Buyer's Aircraft No. 1 at no charge with revision service for as long as Buyer operates at least ten Aircraft in regularly scheduled service.

6.  Customized Maintenance Program
    ------------------------------

    A fully customized maintenance program will be provided at or before delivery of the Buyer's Aircraft No. 1 to meet the requirements of Buyer's MD-95-30 configuration and operational requirements. Seller shall provide updates and revision service on this customized maintenance program for as long as Buyer operates at least ten Aircraft in regularly scheduled service.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.


                                      VALUJET AIRLINES, INC.

                                      Signature   /s/ Stephen C. Nevin
                                               -----------------------------
                                      Printed Name      Stephen C. Nevin
                                                  --------------------------
                                      Title             SVP Financial & CFO
                                            --------------------------------

                                      MCDONNELL DOUGLAS CORPORATION

                                      Signature    /s/ T. C. Moore
                                               -----------------------------
                                      Printed Name      T. C. Moore
                                                   -------------------------
                                      Title             V.P. Contracts
                                            --------------------------------
                                      Date              12/6/95
                                            --------------------------------

11-20-95

                                                          Letter Agreement No. 7
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

The following guarantees are applicable to a passenger configured Aircraft equipped with BMW Rolls Royce BR715 at 21,000 lb rating and with a delivery date starting in the 2nd quarter of 1999.

1.0        GUARANTEED PERFORMANCE
           ----------------------

1.1        TAKEOFF
           -------

1.1.1      FAR Allowable Takeoff Weight

           Paragraph 4.1.2 provides FAR allowable takeoff weights for seven runways at the conditions specified. These conditions include temperature, runway elevation, runway slope, and runway length. The allowable takeoff weights are guaranteed to be no less than those provided in Paragraph 4.1.2.

1.1.2      FAR Second Segment Climb Gradient

           The Aircraft shall comply with the FAR minimum second segment climb gradient (2.4%), with one engine inoperative, and the other engine operating at takeoff thrust. The conditions shall be consistent with paragraph 1.1.1.

1.1.3      FAR Final Segment Climb Gradient

           The Aircraft shall comply with the FAR minimum final segment climb gradient (1.2%), with one engine inoperative, and the other engine operating at maximum continuous thrust. The conditions shall be consistent with Paragraph 1.1.1.

1.2        CLIMB/CRUISE
           ------------

1.2.1      Maximum Speed

           The maximum level flight airspeed of the Aircraft at a gross weight of 110,000 pounds, at a pressure altitude of 31,000 feet, with a maneuver margin to FAA-approved buffet boundary of not less than 1.3g, with thrust not in excess of maximum cruise thrust, is guaranteed to be no less the following:


                 Temperature
                  Deviation    True Air Speed   Mach
                -------------  ---------------  -----
                  (Celsius)       (knots)

                      0             458         0.781

                    +15             462         0.763


1.2.2      Initial Cruise Altitude

           The initial cruise altitude of the Aircraft with a gross takeoff weight of 121,000 lb from a sea level airport and using standard climb procedures, with a maneuver margin to FAA-approved buffet boundary of not less than 1.3g, with thrust not in excess of maximum cruise thrust, at a Mach of 0.76, on a standard day and on an ISA+15 (degrees) Celsius day, are guaranteed to be no less than 31,300 ft.

1.2.3      Specific Range

           At the three conditions presented below, the specific range of the Aircraft with a maneuver margin to FAA-approved buffet boundary of not less than 1.3g, with thrust not in excess of maximum cruise thrust is guaranteed to be no less than the values presented below:



                                                        Specific Range (NM/lb)
                                                 -------------------------------
            Weight (lb.)   Altitude     Mach         @ ISA             @
            ------------   --------     ----         -----             -
                              ft.                               ISA+15 Celsius
                              ---                               --------------
               110,000      31,000      0.76         0.0809         0.0801
               100,000      33,000      0.76         0.0887         0.0879
                95,000      35,000      0.76         0.0952         0.0944

1.3        APPROACH
           --------

1.3.1      FAR Approach Climb Gradient

           The Aircraft shall comply with the FAR minimum approach climb gradient (2.1%), with one engine inoperative, and the other engine operating at takeoff thrust, for a gross weight of 104,000 pounds, at the primary approach flap setting, on a standard day, at a pressure altitude guaranteed to be no less than 7,300 feet.

1.3.2      Approach Speed

           The approach speed of the Aircraft (1.3 V\S\) at a gross weight of 104,000 pounds at the primary landing flap setting, at sea level, on a standard day, is an equivalent airspeed guaranteed to be no greater than 139 knots.

1.4        LANDING
           -------

1.4.1      FAR Landing Field Length

           The FAR landing field length, at a landing weight of 104,000 pounds, at sea level, on a standard day, at the primary landing flap setting, is guaranteed to be no greater than 5,300 feet.

1.5        FUEL BURNED
           -----------

1.5.1 The mission fuel burn of the Aircraft is guaranteed not to exceed that which is computed using the nominal taxi fuel flow, specific range and time, distance and fuel to climb and descent charts provided in the MDC report number MDC 95K9146, dated November 1995, original issue, such report being reasonably satisfactory to Buyer, plus a tolerance of +3%. The cruise data provided in the above noted charts shall be valid for the following conditions:

           Temperatures       = ISA and ISA+15 (degrees) Celsius
           Gross Weights      = 80,000 lb to 121,000 lb
           Cruise:
                Speed*        = 0.74 M to 0.78 M
                Altitudes     = 25,000 ft to 35,000 ft

             * Except where limited by maximum cruise thrust, 1.3g buffet boundary or placard speeds.

1.6        MISSIONS
           --------

1.6.1      Paragraph 1.6.2 summarizes the mission assumptions and Paragraph
           1.6.3 summarizes the mission performance data for six city pair combinations. Route distance, allowable takeoff weights, flight level, winds, alternate airport and alternate airport distance definitions for each mission are provided. All other mission conditions are defined in Paragraph 4.0.

1.6.2      Guarantee Mission Assumptions


  Route        Route        Cruise     Enroute   Quarter for winds
             Distance    Flight Level    Wind
               (NM)                     (kts)
---------------------------------------------------------------
SLC-ATL       1,425        290/330        6/7             3
ATL-SLC       1,425        310/350    -83/-87             1
ATL-SLC       1,425        310/350    -37/-42             3

DEN-MIA       1,540        290/330      -2/-2             3
MIA-DEN       1,540        310/350    -76/-82             1
MIA-DEN       1,540        310/350    -24/-28             3

IAD-DEN       1,314            310        -47             3
DEN-IAD       1,314        290/330      12/14             3

DEN-LGA       1,461        290/330      14/16             3
LGA-DEN       1,461        310/350    -50/-55             3

MDW-SLC       1,132            310        -51             3
SLC-MDW       1,132        290/330      14/17             3

MDW-MIA       1,069        290/330      -6/-7             3
MIA-MDW       1,069            310        -53             1
MIA-MDW       1,069            310        -29             3
---------------------------------------------------------------


1.6.3    Guarantee Mission Performance Data

            Route              Thrust   Takeoff   Guaranteed    Assumed   Guaranteed   Guaranteed   Guaranteed   No. of Aux. Tanks**

                               Rating     Temp      Takeoff     Reserve      Block        Block       Payload
                                (lbf)    (/o/F)   Weight (lb)  Fuel (lb)   Time (hr)    Fuel (lb)      (lb)
------------------------------------------------------------------------------------------------------------------------------------

SLC-ATL                        21,000        95      112,900      5,750          3.6       18,050       20,300                     0

SLC-ATL                        21,000        84*     121,000      6,170          3.6       19,150       26,200                     1

ATL-SLC#                       20,000        95      121,000      6,040          3.9       21,100       24,400                     1

ATL-SLC                        20,000        55      121,000      5,920          4.3       23,100       21,850                     2


DEN-MIA                        21,000       100      105,700      5,350          3.9       18,850       12,700                     0

DEN-MIA                        21,000        81*     118,000      5,910          3.9       20,200       22,450                     1

MIA-DEN#                       20,000        95      121,000      5,980          4.0       22,000       23,550                     1

MIA-DEN                        20,000        75      121,000      5,850          4.5       24,350       20,650                     2


IAD-DEN                        20,000       100      121,000      6,100          3.7       20,150       25,300                     1

DEN-IAD                        21,000       100      105,700      5,470          3.3       16,000       15,450                     0

DEN-IAD                        21,000        81*     118,000      6,100          3.3       17,100       26,000                     0


DEN-LGA                        21,000       100      105,700      5,410          3.6       17,450       14,050                     0

DEN-LGA                        21,000        81*     118,000      6,010          3.6       18,700       24,500                     0

LGA-DEN                        21,000        98      121,000      5,980          4.1       22,150       23,400                     1


MDW-SLC                        21,000        95      114,000      5,850          3.3       17,250       22,100                     0

MDW-SLC                        21,000        84*     118,300      6,090          3.3       17,600       25,850                     0

SLC-MDW                        21,000        95      112,900      5,940          2.9       14,600       23,550                     0

SLC-MDW                        21,000        84*     121,000      6,270          2.9       15,150       28,400                     0


MDW-MIA                        21,000        95      114,000      6,000          2.9       14,700       24,500                     0

MDW-MIA                        21,000        84*     118,300      6,250          2.9       15,150       28,100                     0

MIA-MDW#                       20,000        95      121,000      6,270          3.0       16,100       28,400                     0

MIA-MDW                        20,000        75      121,000      6,270          3.1       16,950       28,400                     0

------------------------------------------------------------------------------------------------------------------------------------

      * Airport temperature reduced to 85% quarterly temperature
     ** Optional
      # Third quarter 85% probability winds

2.0        GUARANTEED WEIGHTS
           ------------------

2.1 The Manufacturer's Empty Weight (MEW) of the Aircraft is guaranteed to be no greater than those shown below. This weight is based on the MEW of 63,598 pounds as shown in Paragraph 13-20.04.00 of Detail Specification DS 9530A, dated January 5, 1995, plus the SCNs listed in Attachment A to this Letter Agreement, plus the MEW tolerance as shown below:



 No. of Optional        Total SCN weight   MEW Tolerance     MEW
 Auxiliary Tanks              (lbs)            (lbs)        (lbs)
------------------------------------------------------------------

        0                     1,706             980         66,284
        1                     2,392             990         66,980
        2                     3,075           1,000         67,673
------------------------------------------------------------------


2.2 The guaranteed MEW of Paragraph 2.1 shall be adjusted for (1) any changes to Attachment A, (2) any variation in actual weights of weight adjustable items as specified in Paragraph 13-11 of the Detail Specification, and (3) any rule change as defined in Paragraph 4.2.8.

3.0        OPERATOR'S EMPTY WEIGHT
           -----------------------

           Mission payload, block fuel and block time guarantees in Paragraph
           1.6 are based upon the assumed Operator's Empty Weight (OEW) as shown below. This weight is the sum of the guaranteed Manufacturer's Empty Weight (MEW), as provided in Paragraph 2.1, plus assumed operator's items as shown below:



 No. of Optional     MEW    Operator's Items     OEW
 Auxiliary Tanks    (lbs)         (lbs)         (lbs)
-----------------------------------------------------

        0          66,284         3,045        69,329
        1          67,980         3,103        70,083
        2          67,673         3,161        70,834
-----------------------------------------------------

           Should the MEW be adjusted in accordance with the provisions contained in Paragraph 2.2, the guaranteed payloads, block fuels and block times shall be appropriately adjusted.

4.0        GUARANTEE CONDITIONS
           --------------------

4.1        MISSION CONDITIONS AND OPERATING RULES
           --------------------------------------

4.1.1      The following allowances are assumed:
                                                         Time (minutes)       Fuel (lb)
                                                         --------------       ---------
           Engine start and taxi-out                           11                 350
           Takeoff and climb to 1,500 feet                      2                 380
           Approach and land (destination & alternate)          4                 240
           Taxi-in (fuel taken from reserves)                   6                 190
           Missed approach                                                        200


4.1.2      Guaranteed Takeoff Weights

Airport        Runway      Thrust Rating    Temp    Elevation   Field Length   Slope      Takeoff Weight

                No.             (lb)       (/o/F)    (ft)           (ft)        (%)             (lb)

-----------------------------------------------------------------------------------------------------------
ATL             09L            20,000       95       1,020         11,899      -0.35          121,000

ATL             09L            20,000       55**     1,020         11,899      -0.35          121,000

DEN             08             21,000      100       5,431         12,000      -0.50          105,700

DEN             08             21,000       81       5,431         12,000      -0.50          118,000

IAD             01L            20,000      100         287         11,501      -0.15          121,000

LGA             31             21,000       98          22          7,000       0.07          121,000

MDW*            31C            21,000       95         611          6,521      -0.07          114,000

MDW*            31C            21,000       84         611          6,521      -0.07          118,300

MIA             09R            20,000       95          11         13,000       0.00          121,000

MIA             09R            20,000       75**        11         13,000       0.00          121,000

SLC             16             21,000       95       4,227         12,003      -0.44          112,900

SLC             16             21,000       84       4,227         12,003      -0.44          121,000

-----------------------------------------------------------------------------------------------------------

               * Obstacles were considered for Midway Airport (MDW) and were not limiting for all other airports.
              ** First quarter 85% probability temperature.

4.1.3 Climb is conducted with maximum climb thrust at a speed of 250 knots CAS from an altitude of 1,500 feet above the departure airport elevation to 10,000 feet, then climb at 290 knots CAS until 0.72 M is achieved, and then proceed until the initial cruise altitude is reached. Climb is conducted in ISA and ISA+15 (degrees) Celsius temperatures for 1st quarter and 3rd quarter conditions respectively.

4.1.4 Cruise is conducted at Long Range Cruise (LRC) speeds at optimal altitudes consistent with the FAR hemispheric flight rules (91.179). Cruise is conducted in ISA and ISA+15 (degrees) Celsius temperatures for 1st quarter and 3rd quarter conditions respectively.

4.1.5 Descent is made at a speed of 250 knots CAS until reaching an altitude of 1,500 feet above the destination airport. The cabin pressure altitude during descent is controlled to a rate of no more than a rate equivalent to 300 feet per minute at sea level. Descent is conducted in ISA and ISA+15(degrees) Celsius temperatures for 1st quarter and 3rd quarter conditions respectively.

4.1.6      The reserve fuel is calculated as the sum of the following:

           - Fuel for missed approach at the destination airport.
           - Fuel to climb, cruise, and descend to the alternate airport 125 nmi from the destination using LRC at ISA temperature and no wind.
           - Fuel for 45 minutes continued cruise at 25,000 ft and at ISA temperature.
           - Fuel for approach at the alternate airport.

4.1.7 A fuel capacity, as shown below, is assumed based on a fuel density of 6.7 pounds per U.S. gallon. The fuel capacity consists of 24,589 lbs of standard fuel plus additional fuel for optional auxiliary fuel tanks as shown below:

           No. of Optional              Auxiliary Fuel        Fuel Capacity
           Auxiliary Tanks                 (gal/lb)               (lb)
           -----------------------------------------------------------------
                  0                          0 / 0                 24,589
                  1                        565 / 3,785             28,374
                  2                      1,130 / 7,571             32,160
           -----------------------------------------------------------------

4.2        OTHER GUARANTEE CONDITIONS
           --------------------------

4.2.1 All takeoff and landing performance shall be based on operation from hard-surface, level, dry runways with no wind and without the use of thrust reversers, and the Aircraft's CG location not more forward than 5.9% MAC. The engine will not be supplying bleed air for cabin air conditioning or anti-ice during takeoff, second segment climb, final segment climb, approach climb, and landing climb unless otherwise noted. Bleed air shall be limited to one (1) air conditioning pack per operating engine when it is supplied for final segment climb, enroute climb, approach climb, and landing climb.

4.2.2 The Aircraft shall not be restricted by loading considerations on the runway, taxiway, or pier at La Guardia airport.

4.2.3 All performance data are based upon ICAO International Standard Atmosphere 1964. All altitudes are pressure altitudes.

4.2.4 The performance guarantees are conditioned upon a fuel heating value of 18,550 BTU/pound.

4.2.5 The performance guarantees of Paragraphs 1.2 , 1.5, and 1.6 are conditioned upon a center of gravity of 20%.

4.2.6 The performance guarantees are based upon the BMW Rolls Royce (BRR) BR715 Propulsion System performance. Elements of performance that are subject to FAA approval are based on engine thrust ratings for minimum performance engines as defined by BRR Deck CDD.BW01.02.1900 dated September 28, 1995, (D1-04) (Seller Deck RRC00106,BR71506$ dated October 11, 1995). Other elements of performance are based on engine performance for average new engines as defined by said engine deck. New engines are those with up to 50 hours total operating time.

           The installed engine thrust and fuel flow data include allowances for normal aircraft bleed air and horsepower extraction. Normal bleed air is defined as that required to operate the airplane environmental control system when the actuation switches on the air conditioning panel in the flight deck are in the "normal" position. Normal horsepower extraction is defined as the engine shaft horsepower extraction required to operate the aircraft accessory systems during each phase of flight, i.e. takeoff, climb, cruise, descent, and landing.

4.2.7 No allowances are made for warm-up, taxi, takeoff, maneuver, climb, wind, ice protection or descent unless otherwise specified.

4.2.8 In the event of any change to any law, governmental regulation or requirement, or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of execution of this Agreement, and such rule change affects the Aircraft configuration and/or performance in order to permit Seller to obtain certification, the guarantees contained herein shall be appropriately modified to reflect the effect of the rule change. Notwithstanding the above, Seller shall use reasonable efforts to maintain the performance values guaranteed herein in the event of such rule change.

4.2.9 The Federal Aviation Regulations (FAR) referred to in Paragraph 1.0 hereof are defined in the MD-95-30 certification basis as given in Paragraph 02-11 of the Detail Specification DS 9530A, dated January 5, 1995.

4.2.10 The Aircraft configuration for these guarantees is based upon Detail Specification DS 9530A, dated January 5, 1995, plus the SCNs listed in Attachment A. Should Buyer and Seller mutually agree to configuration changes, compliance to the guarantee shall take into consideration any adjustments associated with such changes.

5.0        GUARANTEE NOISE
           ---------------

5.1        CERTIFICATION NOISE LEVELS
           --------------------------

5.1.1 The MD-95-30 Aircraft with the BMW Rolls Royce BR715 gross weight of 121,000 pounds and a landing weight of 104,000 pounds shall be quieter than the Stage 3 limits of FAR Part 36 and the Chapter 3 limits of ICAO Annex 16, with certification noise levels not to exceed the following noise limits.


           Sideline                      Stage 3/Chapter 3 Minus 4 EPNdB
           Takeoff w/Cutback             Stage 3/Chapter 3 Minus 4 EPNdB
           Approach (40 (degree)Flap)    Stage 3/Chapter 3 Minus 4 EPNdB

5.1.2 The tradeoff provisions of FAR Part 36 Paragraph C36.5(b) shall not be used.

5.1.3 The applicable noise standards are FAR Part 36, effective 01 December 1969, including Amendments 36-1 through 36-20, and ICAO Annex 16 Third Edition-1993, as applicable at the time of airplane type and airworthiness certification.

5.2        INTERIOR SOUND LEVELS
           ---------------------

5.2.1 For the Aircraft interior configuration as defined in Detail Specification DS 9530A adjusted for 129 seats per Attachment A, the Overall Sound Pressure Level (OASPL) at the Aircraft centerline, 40 Inches above the floor when measured per the conditions of paragraph 6.2, at the cabin station locations listed below shall not be greater than the following:

           LOCATION                               STATION     OASPL
           -----------------------------------  ------------  -----
           Forward Cabin                        Station 400   82 dB
           Mid-Cabin,                           Station 600   82 dB
           Aft Cabin,                           Station 819   87 dB
           Aft Cabin, Last Seat Row             Station 1004  92 dB

5.2.2 The OASPL in the cockpit, at the positions of the captain's right ear and the first officer's left ear, when measured per the conditions of paragraph 6.2, is guaranteed to be no greater than 78 dB.

6.0        GUARANTEE CONDITIONS
           --------------------

6.1 The certification noise levels of Paragraph 5.1 shall be determined in accordance with the conditions set forth in FAR Part 36. The Aircraft shall also comply with Chapter 3 of ICAO Annex 16 on the basis of equivalency with FAR Part 36, Stage 3 Requirements.

6.2        The interior sound level requirements of Paragraph 5.2 shall be
           -------------------------------------
           determined in level flight at a pressure altitude of 33,000 feet, with normal cabin differential pressure, at a speed of Mach 0.76. Measurements shall be made at the aircraft centerline, 40 inches above the floor for the cabin station locations noted in paragraph
           5.2.1. Measurements at the Captain and First Officer's seat positions shall be made at head level, at the Captain's right ear and at the First Officer's left ear. The sound pressure levels shall be an average of noise levels measured on up to 5 aircraft with an interior representative of the Buyer's configuration having a full set of upholstered seats with cabin sidewalls and floor coverings installed, air-conditioning "on" and with passenger service unit air closed. The OASPL shall be calculated over the frequency range from 45 to 11,200 Hz. The sound pressure levels shall be referenced to the standard 20 microPascal.

7.0        OTHER GUARANTEES
           ----------------
---------
7.1        TIME TO FUEL
           ------------

7.1.1      The time to fuel the Aircraft from empty to full, filling all three
           (3) tanks simultaneously with a nozzle pressure under flow of 50 psi, is guaranteed to be no greater than 12 minutes.

7.1.2 The time to fuel the Aircraft with an optional single 565-gallon forward auxiliary fuel tank from empty to full, filling all four (4) tanks simultaneously with a nozzle pressure under flow of 50 psi, is guaranteed to be no greater than 18 minutes.

7.1.3 The time to fuel the Aircraft with an optional 565-gallon forward and an optional 565-gallon aft auxiliary fuel tanks from empty to full, filling all five (5) tanks simultaneously with a nozzle pressure under flow of 50 psi, is guaranteed to be no greater than 20 minutes.

7.2        CABIN COOL DOWN TIME
           --------------------

           The Aircraft , with the air conditioning operated under APU power, will cool down the passenger compartment on a 103 (degrees) Fahrenheit, 130 gr/lb Hot day, to 80 (degrees) Fahrenheit with no passengers aboard and all exterior doors closed, is guaranteed to be no greater than 30 minutes.

8.0        GUARANTEE COMPLIANCE
           --------------------


8.1 The FAA Approved Airplane Flight Manual and the Flight Planning and Cruise Control Manual (FPCCM) or equivalent shall provide the bases for determination of compliance with the Guaranteed Performance of Paragraph 1.0.

8.2 Buyer has the right to verify the mission fuel consumption of the delivered Aircraft versus the guaranteed performance defined in Paragraph 1.5 by conducting a mission fuel consumption fleet audit that will sample the mission fuel consumption of at least 12 aircraft during the delivery flight of each Aircraft.

8.3 Compliance with the fuel burned guarantee in Paragraph 1.5 shall be based on a fleet-wide basis.

8.4 Compliance with the MEW guarantee, Paragraph 2.0, shall be determined for each Aircraft in the form of an "Actual versus Guarantee" weight compliance report.

8.5 The Operator's Empty Weight (OEW) to be used in showing compliance with mission guarantees in Paragraph 1.3 is 69,329 lb for a configuration with no auxiliary fuel tank. The OEW with optional 1 or 2 auxiliary fuel tanks configurations are 70,083 lb and 70,834 lb respectively.

8.6 The FAA Approved Airplane Flight Manual shall provide the basis for determining compliance with the Certification Noise Levels guarantee of Paragraph 5.1.

8.7 A compliance report provided by the Seller, based on the results of measurements made under the conditions of Paragraph 6.2, shall be the basis for determining compliance with the Interior Sound Levels guarantee of Paragraph 5.2.

8.8 Compliance to the time to fuel the aircraft guarantee shall be demonstrated on an aircraft before delivery.

8.9 Compliance to the cabin cool down guarantee will be validated by test and corrected by analysis.

9.0        REMEDIES
           --------


9.1        *    *    *

Buyer agrees to accept Aircraft not complying with the guarantees set forth herein provided that such non-compliance does not substantially impair the
profit-making potential, operation or performance of the Aircraft.    In the
event it is demonstrated that the Aircraft do not comply with the above guarantees, Buyer agrees to allow Seller a reasonable period of time, but not to exceed twenty-four months after delivery of the first Aircraft, to take the
action necessary to enable compliance with the guarantee.            *   *   *

actions to comply with the guarantees herein may include, but shall not be limited to, the development of hardware, systems and procedural changes to or for the Aircraft. Seller shall offer these to Buyer at no cost and may do so before or after delivery of the Aircraft. If such recommended action will not have a material adverse cost impact on Buyer and Buyer nonetheless declines to accept such recommended reasonable changes to ensure compliance with a guarantee, such guarantee level shall be adjusted to reflect the loss of the performance benefits Seller estimates such actions would have produced. In those instances where a non-compliance to a guarantee does not, due to other compensating capabilities of the Aircraft, adversely affect the overall operational suitability of the Aircraft in Buyer's operation, Buyer and Seller shall mutually agree on a resolution to such non-compliance.

The guarantees herein are by this reference made a part of the Detail Specification.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                             VALUJET AIRLINES, INC.


                             Signature /s/ Stephen C. Nevin
                                       ---------------------------------

                             Printed Name  Stephen C. Nevin
                                         -------------------------------

                             Title         SVP Financial & CFO
                                  --------------------------------------

                             MCDONNELL DOUGLAS CORPORATION


                             Signature /s/ T. C. Moore
                                      --------------------------------------

                             Printed Name  T. C. Moore
                                         -----------------------------------

                             Title         V.P. Contracts
                                  ------------------------------------------

                             Date          12/6/95
                                 -------------------------------------------

10-24-95                                                         Attachment A to
                                                          Letter Agreement No. 7
                                                                     DAC 95-40-D
                                                                     Page 1 of 3


                          SCNS OVER AND ABOVE DS 9530A
                                  FOR VALUJET


SCN
NUMBER       SCN TITLE                       WEIGHT    WEIGHT   WEIGHT
/DATE                                         (LBS)     (LBS)    (LBS)
------------------------------------------------------------------------
G0100C007    SELECTABLE PROGRAM OPTIONS          0        0        0
05/16/95     (MD-95)

G0200ETBD    INCORPORATION OF TBD FINISH       239      239      239
TBD          SPECIFICATION

G0214S001    REVISION TO THE TAKEOFF AND         0        0        0
04/06/95     LANDING ALTITUDE LIMITS

G0320C003    INCREASED MAXIMUM TAKEOFF           0        0        0
08/18/94     GROSS WEIGHT FROM 114,000 TO
             121,000 LB AND THE MAXIMUM
             TAXI WEIGHT FROM 115,000
             TO 122,000 LB

G0320C005    INCREASED MAXIMUM LANDING           0        0        0
04/26/95     WEIGHT FROM 102,000 LBS TO
             104,000 LBS AND MAXIMUM ZERO
             FUEL WEIGHT FORM 96,000 LBS TO
             98,000 LBS

G2500ETBD    INSTALLATION OF A 129 PASSENGER   656      656      656
TBD          SINGLE-CLASS ARRANGEMENT

G2541C001    INSTALLATION OF LIQUID SOAP         1        1        1
04/26/95     DISPENSERS IN LAVATORIES IN
             LIEU OF BAR SOAP DISPENSERS

G2560ETBD    INSTALLATION OF FAR 121            50       50       50
TBD          REQUIRED EMERGENCY EQUIPMENT

G2751S001    REVISION TO THE WING FLAP           0        0        0
06/08/95     CONTROL SYSTEM TO PROVIDE
             DIAL-A-FLAP POSITION SELECTION

10-24-95                                                         Attachment A to
                                                           Letter Agreement No.7
                                                                     DAC 95-40-D
                                                                     Page 2 of 3

SCN
NUMBER        SCN TITLE                      WEIGHT    WEIGHT   WEIGHT
/DATE                                         (LBS)     (LBS)    (LBS)
--------------------------------------------------------------------------
G3446C001B    INSTALLATION OF TRAFFIC ALERT      33       33       33
05/02/95      AND COLLISION AVOIDANCE
              SYSTEM COMPUTER AND
              ANTENNAS UTILIZING EXISTING
              PARTIAL PROVISIONS

G5115E002A    ADDITION OF POLYURETHANE           42       42       42
07/11/9       FINISH TO LOWER FUSELAGE
              (COLOR TO BE DETERMINED)

G5200STBD     INSTALLATION OF LARGE DOOR IN     214      214      214
TBD           AFT PRESSURE BULKHEAD IN LIEU
              OF HATCH DOOR SPECIFIED

G5261ETBD     DELETION OF FORWARD ENTRANCE     -254     -254     -254
TBD           STAIRWAY WITH RETENTION OF
              COMPLETE PROVISIONS

G5300S001     REVISION TO THE AIRCRAFT          184      184      184
05/31/95      STRUCTURE TO LENGTHEN THE
              FUSELAGE 38 INCHES

G5300STBD     REVISION TO THE AIRCRAFT          346      346      346
TBD           STRUCTURE TO LENGTHEN THE
              FUSELAGE 19 INCHES

G7200S006A    BR715 REVISION TO ENGINE          195      195      195
10/16/95      DESIGNATION AND ASSUMED
              WEIGHT

G7200E009     INSTALLATION OF BR715 IN LIEU OF    0        0        0
09/05/95      THOSE SPECIFIED (PROVIDES
              INCREASED THRUST TO 21,000 LBS)

G9900ETBD     EQUIPMENT CATEGORY CHANGE           0        0        0
TBD           FROM BUYER FURNISHED TO
              SELLER FURNISHED

10-24-95                                                         Attachment A to
                                                           Letter Agreement No.7
                                                                     DAC 95-40-D
                                                                     Page 3 of 3


FOR PURPOSES OF PERFORMANCE GUARANTEES, THE ABOVE
MENTIONED SCNS REPRESENT THE OFFERED CONFIGURATION.
THE OPTIONAL SCNS LISTED BELOW SHOULD BE ADDED AS
REQUIRED BY THE MISSION PERFORMANCE.


SCN
NUMBER       SCN TITLE                       WEIGHT    WEIGHT   WEIGHT
/DATE                                         (LBS)     (LBS)    (LBS)
-------------------------------------------------------------------------
G2811C001    INSTALLATION OF A 565 GALLON                686
08/19/94     AUXILIARY FUEL SYSTEM IN THE
             FORWARD CARGO COMPARTMENT

G2811C002    INSTALLATION OF 1,130 GALLON                          1369
08/19/94     AUXILIARY FUEL SYSTEM (565
             GALLONS IN FORWARD AND AFT
             CARGO COMPARTMENTS

             TOTAL                                      2,392     3,075
                                                       1 TANK   2 TANKS

11-13-95

                                                          Letter Agreement No. 8
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

SPARE PARTS
-----------

Notwithstanding the terms set forth in Exhibit C, Part III, paragraph G., Seller shall commit to the following spare parts delivery performance standards for
spare parts ordered under              *   *   *

-----------------------------------------------------
 PARTS DESCRIPTION CATEGORY   *   *   *  *    *    *
----------------------------  ---------  ------------
-----------------------------------------------------
    Provision Parts            *  *  *     *  *  *
-----------------------------------------------------
  Stock Class Parts*           *  *  *     *  *  *
-----------------------------------------------------
    Non-Stock Parts            *  *  *     *  *  *
-----------------------------------------------------

 *Note: Condition is that Seller agrees to stock all parts in accordance with World Airlines Suppliers Guide specification of 2 demands/12 months.

The above values shall be measured from receipt of order by Seller from Buyer until arrival of spare parts on dock at location in Atlanta.

                                  *    *    *

11-13-95

                                                          Letter Agreement No. 8
                                                                     DAC 95-40-D
                                                                          Page 2


If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                         VALUJET AIRLINES, INC.

                         Signature     /s/ Stephen C. Nevin
                                   -------------------------------
                         Printed Name      Stephen C. Nevin
                                     -----------------------------
                         Title             SVP Financial & CFO
                              ------------------------------------

                         MCDONNELL DOUGLAS CORPORATION

                         Signature     /s/ T. C. Moore
                                   -------------------------------
                         Printed Name      T. C. Moore
                                     -----------------
                         Title             V.P. Contracts
                              ----------------------------------
                         Date              12/6/95
                             --------------------------

11-20-95

                                                          Letter Agreement No. 9
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.



                                  *    *    *

                                                          Letter Agreement No. 9
                                                                     DAC 95-40-D
                                                                          Page 2






                                  *    *    *

                                                          Letter Agreement No. 9
                                                                     DAC 95-40-D
                                                                          Page 3




                                  *    *    *

                                                          Letter Agreement No. 9
                                                                     DAC 95-40-D
                                                                          Page 4




                                  *    *    *

                                                          Letter Agreement No. 9
                                                                     DAC 95-40-D
                                                                          Page 5



                                  *    *    *



If the foregoing correctly sets forth our understanding, please execute in the space provided below and return to MDC.

                         VALUJET AIRLINES, INC.

                         Signature     /s/ Stephen C. Nevin
                                   -------------------------------
                         Printed Name      Stephen C. Nevin
                                     -----------------------------
                         Title             SVP Financial & CFO
                              ------------------------------------

                         MCDONNELL DOUGLAS CORPORATION

                         Signature     /s/ T. C. Moore
                                   -------------------------------
                         Printed Name      T. C. Moore
                                     -----------------------------
                         Title             V.P. Contracts
                              ------------------------------------
                         Date              12/6/95
                             -------------------------------------

11-20-95                                                 Attachment A to
                                                         Letter Agreement No. 9
                                                         DAC 95-40-D






                                    *  *  *

                                                         Letter Agreement No. 10
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

MECHANICAL DISPATCH RELIABILITY AND COMPLETION GUARANTEE
--------------------------------------------------------

The highest rates of Mechanical Dispatch Reliability and Completion can only be attained when both Seller and Buyer work as partners to have a high quality designed and manufactured aircraft, significant factory support, appropriate spare parts stock, fully trained maintenance and operations crews and other appropriate resources. Based on this concept and subject to the conditions set forth below, the following guarantees are made with respect to the Aircraft:

Dispatch Reliability - Percentage of revenue flights with less than 15 minute mechanical delays:

------------------------------------------------------------------------------
   First 3 Months*      Next 9 Months*      Years 2 and 3*     Years 4 - 10*
------------------------------------------------------------------------------
      * * *                 * * *               * * *              * * *
------------------------------------------------------------------------------


Completion Factor - Percentage of flights completed within 24 hours of scheduled arrival:

------------------------------------------------------------------------------
   First 3 Months*      Next 9 Months*      Years 2 and 3*     Years 4 - 10*
------------------------------------------------------------------------------
      * * *                 * * *               * * *              * * *
------------------------------------------------------------------------------

    * Calculated from the first day of the month immediately following the month of delivery by Seller to Buyer of the first Aircraft (the "Commencement Date").

    Buyer and Seller agree that because Seller is not making any guarantee commitment for the first three months following delivery to Buyer of the first Aircraft, the first "annual" calculation with respect to dispatch reliability and mission completion shall be based on the nine-month period commencing on the three-month anniversary of the Commencement Date. Calculations shall be made on a fleet basis, not on an individual Aircraft basis.

A. Dispatch Reliability is defined as an average (expressed as a percentage), which shall be calculated by application of the following formula:.

      Dispatch Reliability = 100 x | 1 - (Total Chargeable Mechanical Delays)
                                   |    (----------------------------------)
                                   |          (Total Scheduled Departures)


    A Chargeable Mechanical Delay is defined as a delay in excess of 15 minutes beyond the scheduled revenue departure time, or a cancellation, caused by mechanical malfunction of the Aircraft.

    Mission Completion is defined as an annual average (expressed as a percentage), which shall be calculated by application of the following formula:

        Mission Completion = 100 x | (Total Revenue Flights Completed)
                                   | (-------------------------------)
                                   | (Total Revenue Flights Scheduled)

    A flight will not be included in Total Revenue Flights Completed in the event of a failure to complete a scheduled Buyer revenue flight within a 24-hour time period commencing from the scheduled revenue flight arrival time caused by mechanical malfunction of the Aircraft.

    Buyer shall report to Seller on a monthly interval, such information and data as Seller would reasonably need to maintain a reliability data base to track compliance to the Dispatch Reliability and Mission Completion guarantees. Seller will provide a program status report to the Buyer every six months or as mutually agreed.

B. Delay and cancellation mechanical classification will be determined pursuant to Buyer ground rules with the concurrence of Seller's Field Service Representative on chargeable delays and cancellations. Delays and cancellations not jointly concurred on will be reviewed and dispositioned by mutual agreement on a quarterly basis by Seller's Vice-President and General Manager of Product Support, Seller's MD-95 Chief Engineer and Buyer's Vice President of Engineering and Maintenance.

C. Reasonable spare Aircraft as mutually agreed by Seller and Buyer will be incorporated into Buyer's scheduling plan.

D. An appropriate stock of spare parts will be maintained by Buyer to meet Dispatch Reliability and Mission Completion guarantees. If delays are caused by Seller's inability to deliver spare parts pursuant to the shipment provisions of Part III to Exhibit C to the Agreement, then this stocking requirement will be waived in the determination of cause.

E. If the calculated Dispatch Reliability or Mission Completion guarantee has not been achieved for three consecutive months, Seller and Buyer will jointly agree to review the joint reliability data base to identify areas needing improvement and to determine a course of action. Seller and Buyer will identify and assign full-time MD-95 reliability focus points and provide the necessary personnel until the guarantees are being met. In addition, Seller will work with Buyer to provide the following support in the event either the Dispatch Reliability or Mission Completion guarantees are not met, in addition to the remedies offered under paragraph F. of this Agreement.

    a. Review of data provided by Buyer related to parts, material, components, accessories and equipment incorporated within and on, and used in conjunction with, the Aircraft, and furnish technical assistance, advice and information to Buyer for the purpose of developing improvement in the Dispatch Reliability of the Aircraft.

    b. Technical service support to analyze Buyer's operating procedures, maintenance practices, training programs, manuals and publications and related procedures, practices, policies and programs that can have an adverse effect on dispatch reliability and recommend any changes in such procedures, practices, policies and programs reasonably indicated to improve the dispatch reliability.

    c. Seller shall use its reasonable efforts to require its Vendors to take corrective action when the equipment designated by such Vendors is impacting the goal of achieving the target value.

    d. Review the potential for engineering design changes and modification kits of Seller Parts which shall be designed, in the joint opinion of Buyer and Seller, to cause an improvement in the Dispatch Reliability of the Aircraft.

                                  *    *    *

                                  *    *    *




H. The Aircraft Guarantees provided herein will be applied as described above, will commence at delivery of Buyer's Aircraft No. 1, and are based on and contingent upon Buyer's purchasing and operating a fleet of fifty Aircraft. In the event that Buyer fails to purchase fifty Aircraft and:

    1. Such failure is the result of a default under the Agreement by Seller, the Aircraft Guarantees shall be unaffected;

    2. Such failure is the result of a default under the Agreement by Buyer, the Aircraft Guarantees shall terminate; and

    3. Such failure is the result of an Excusable Delay or is otherwise not the fault of either party, Buyer and Seller shall negotiate in good faith to adjust the Aircraft Guarantees.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                         VALUJET AIRLINES, INC.


                         Signature /s/ Stephen C. Nevin
                                  -------------------------------------

                         Printed Name      Stephen C. Nevin
                                     ----------------------------------

                         Title                   SVP Finance & CFO
                              -----------------------------------------

                         MCDONNELL DOUGLAS CORPORATION


                         Signature /s/ T. C. Moore
                                  -------------------------------------

                         Printed Name       T. C. Moore
                                     ----------------------------------

                         Title                  V.P. Contracts
                              -----------------------------------------

                         Date                   12/6/95
                             ------------------------------------------

10-24-95                                                 Letter Agreement No. 11
                                                                     DAC 95-40-D


ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

REMEDIES
--------


                                   *   *   *



If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                         VALUJET AIRLINES, INC.

                         Signature
                                   -----------------------------------
                         Printed Name      Stephen C. Nevin
                                     ---------------------------------
                         Title             SVP Finance & CFO
                              ----------------------------------------

                         MCDONNELL DOUGLAS CORPORATION

                         Signature
                                  -----------------------------------
                         Printed Name       T. C. Moore
                                     --------------------------------
                         Title              V.P. Contracts
                              ---------------------------------------
                         Date               12/6/95
                             ----------------------------------------

                                                         Letter Agreement No. 12
                                                                     DAC 95-40-D


ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.



                                  *    *    *

                                  *    *    *



2. DELIVERY DELAYS (AIRCRAFT)
   --------------------------

   A. In the event that one or more Aircraft is delayed (beyond its scheduled month of delivery as defined in Article 6, Paragraph C.) and the delivery delay is not an Excusable Delay (an "Unexcused Delay"), Seller shall notify Buyer of such Unexcused Delay at the time the delay becomes apparent. For the purposes of this Section 2, an "Unexcused Delay" shall
        not include          * * *       Excusable Delays and the term
        "scheduled month of delivery" shall mean the scheduled month of delivery as adjusted for * * * Excusable Delays.

   B. Seller shall advise Buyer eight months prior to the first day of the scheduled month of delivery of each Aircraft as to the delivery status of the Aircraft. At this time Seller shall use its reasonable efforts to advise Buyer of any delivery delay. If at this time Seller believes there would be an Unexcused Delay, Seller shall provide Buyer a revised scheduled month of delivery. Subject to the limitations set forth in
        Section 3 below, any delivery in or prior to the revised scheduled month of delivery shall not be deemed an Unexcused Delay and no damages shall be paid to Buyer for such delay.

   C. In the event that Seller notifies Buyer between the first day of the eighth month and the last day of the sixth month prior to the scheduled month of delivery or the revised scheduled month of delivery (as described in paragraph B above) that Seller reasonably believes that there will be an Unexcused Delay in delivery of an Aircraft, Seller shall pay Buyer liquidated damages in the amount of $1,000 per day.

   D. In the event that Seller notifies Buyer between the first day of the fifth month and the last day of the fourth month prior to the scheduled month of delivery or the revised scheduled month of delivery (as defined in paragraph B above or as revised in C. above) that Seller reasonably believes that there will be an Unexcused Delay in delivery of an Aircraft, Seller shall pay Buyer liquidated damages in the amount of $2,500 per day.

   E. In the event that Seller notifies Buyer less than three months prior to the scheduled month of delivery or the revised scheduled month of delivery (as defined in paragraph B above or as revised in C or D above) that Seller reasonably believes that there will be an Unexcused Delay in delivery of an Aircraft, Seller shall pay Buyer liquidated damages in the amount of $5,000 per day.

   F. Payment of liquidated damages as set forth above shall begin thirty days after the last day of the scheduled month of delivery or revised scheduled month of delivery (as defined in paragraph B above) and end on the day that the Certificate of Airworthiness is issued for the delayed Aircraft up to a maximum of $5,000 per day and a total amount of $100,000 per Aircraft. Liquidated damages shall be paid in the form of a credit memorandum available at delivery of the delayed Aircraft to be used for the purchase of Seller proprietary goods and services or to reduce the final invoice price of the delayed Aircraft as determined by Buyer.

   G. In the event of any delay in delivery of an Aircraft (except (i) a replacement aircraft purchased by Buyer in accordance with Article 7, Paragraph B.2., (ii) a delay caused by Buyer's default or (iii) a delay requested by Buyer) beyond the original scheduled month of delivery as defined in Article 6, Paragraph C, Seller shall use such original scheduled month of delivery for the purpose of computing the escalation to be included in the final Aircraft invoice price.



                                  *    *    *



4. LIQUIDATED DAMAGES
   ------------------

   The parties have agreed upon the amount to be paid hereunder, as an endeavor to make a reasonable estimate of probable actual loss, because it would be impracticable or extremely difficult to determine with exactness the actual loss resulting from an inexcusable delay in delivery of an Aircraft as scheduled. Therefore, Buyer and Seller hereby fix said sum as liquidated damages and not as a penalty. Except as to Unexcused Delays exceeding one year, for which damages and claims have not been liquidated hereunder, this amount shall be in complete and total satisfaction for any and all claims Buyer may have against Seller as a result of such delay, whether such claims are for direct, indirect, incidental or consequential damages.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                         VALUJET AIRLINES, INC.

                         Signature /s/ Stephen C. Nevin
                                  -----------------------------------

                         Printed Name  Stephen C. Nevin
                                     --------------------------------

                         Title         SVP Finance & CFO
                              ---------------------------------------

                         MCDONNELL DOUGLAS CORPORATION

                         Signature /s/ T. C. Moore
                                  -----------------------------------

                         Printed Name  T. C. Moore
                                     --------------------------------

                         Title         V.P. Contracts
                              ---------------------------------------

                         Date          12/6/95
                             ----------------------------------------

10-24-95                                                 Letter Agreement No. 13
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

AIRCRAFT AND ENGINE CONDITION MONITORING
----------------------------------------

Seller will work with Buyer to facilitate the selection of one of the following options in order to satisfy Buyer's engine condition monitoring system requirements:

1. Installation of a Quick Access Recorder (SCN G3131C002A)
   --------------------------------------------------------

   The base price of this installation without the optical digital access recorder (DAR) shall be * * * per Aircraft. The optical digital access recorder (Allied Signal P/N 1374-200-000) shall be provided at a base price
   of  * * *   per Aircraft.  Buyer shall advise the number of Aircraft to be equipped with this feature and if a number of actual DARs may be shared by the fleet.

2. Third VHF Plus ACARS (SCNs G2321C002B and G2324C002A)
   -----------------------------------------------------
   The third VHF system shall be installed by SCN G2321C002B and the ACARS system will be installed by SCN G2324C002A. The base price per Aircraft for these two SCNs is as follows:

----------------------------------------------------------------------------
            SCN              BASE                      NOTES
                             PRICE
----------------------------------------------------------------------------

G2321C002B                   * * *           (REQUIRES CONTROL PANELS)
----------------------------------------------------------------------------
CONTROL PANELS               * * *
----------------------------------------------------------------------------
G2324C002A                   * * *           (REQUIRES ACARS MGMT UNIT)
----------------------------------------------------------------------------
ACARS MGMT UNIT              * * *        SUBJECT TO BUYER'S CONFIGURATION
                                                    REQUIREMENTS
----------------------------------------------------------------------------
TOTAL BASE PRICE PER A/C     * * *
----------------------------------------------------------------------------

3. Aircraft Integrated Data Systems or Revision to the Flight Data Recording
   -------------------------------------------------------------------------
   System
   ------

   If Buyer desires to have a broader aircraft data recording and analysis capability, Seller shall work with Buyer to identify the most cost effective solution and reasonable pricing to provide the desired aircraft Integrated Data System that will also have engine conditioning monitoring capability.

   The selection of option 1., 2., or 3. will result in a subsequent increase to the Aircraft Base Price by the amounts specified above and will be subject to the escalation provisions set forth in Exhibit D to the Agreement.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.


                                       VALUJET AIRLINES, INC.

                                       Signature  /s/ Stephen C. Nevin
                                                 ----------------------------

                                       Printed Name   Stephen C. Nevin
                                                   --------------------------

                                       Title          SVP Finance & CFO
                                            ---------------------------------

                                        MCDONNELL DOUGLAS CORPORATION

                                        Signature /s/ T. C. Moore
                                                 ---------------------------

                                        Printed Name  T. C. Moore
                                                    ------------------------

                                        Title         V.P. Contracts
                                             -------------------------------

                                        Date          12/6/95
                                             -------------------------------

                                                         Letter Agreement No. 14
                                                                     DAC 95-40-D


ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

CHANGE OF CONTROL AND FINAL ASSEMBLY
------------------------------------

1. In the event of a Change in Control of Buyer (as defined below), Seller shall have the right to terminate the Agreement.

   For the purposes of this Letter Agreement, "Change in Control" shall mean the first to occur of the following events:

A. The date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12B-2 promulgated under the Securities Exchange Act of 1934, as amended [the "Exchange Act"]) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Buyer representing 50% or more of the voting power of the Buyer (a "50% Stockholder"); provided, however
                                                             --------
     that the terms "person" and "entity" as used in this clause (A.) shall not include (1) the Buyer or any of its subsidiaries, (2) any employee benefit plan of the Buyer or any of its subsidiaries including the Buyer's Employee Stock Ownership Plan, (3) any entity holding voting securities of the Buyer for or pursuant to the terms of any such plan, or (4) Messrs. Priddy, Jordan, Gallagher and Flynn, individually or as a group; or

B. A reorganization, merger or consolidation of the Buyer (other than a reorganization, merger or consolidation the sole purpose of which is to change the Buyer's domicile solely within the United States or a reorganization, merger or consolidation effected to implement a recapitalization or reincorporation of the Buyer (or a similar transaction) that does not result in a material change in beneficial ownership of the Buyer's voting securities) the consummation of which results in the outstanding securities of any class of the Company's securities being exchanged for or converted into cash, property and/or a different kind of securities.

C. Approval by the Buyer's stockholders of a plan of complete liquidation of the Buyer or an agreement for the sale or other disposition by the Buyer of all or substantially all of the Buyer's assets.

Notwithstanding the foregoing provisions, a Change in Control shall not be deemed to have occurred if the "person" described in the preceding portion of this Letter Agreement is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Buyer's then outstanding voting securities solely in connection with a public offering of the Buyer's securities.

2.   Seller shall final assemble all Aircraft in the United States of America.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

               VALUJET AIRLINES, INC.

               Signature    /s/ Stephen C. Nevin
                            ----------------------------
               Printed Name     Stephen C. Nevin
                            ----------------------------
               Title            SVP Finance & CFO
                    ------------------------------------

               MCDONNELL DOUGLAS CORPORATION

               Signature    /s/ T. C. Moore
                            ----------------------------
               Printed Name     T. C. Moore
                            ----------------------------
               Title            V.P. Contracts
                     -----------------------------------
               Date             12/6/95
                    ------------------------------------

11-20-95                                                 Letter Agreement No. 15
                                                                     DAC 95-40-D


ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

AIRCRAFT WEIGHTS
----------------

Exhibit A1 includes Specification Change Notices (SCNs) G0320C003 and G0320C005 which revise the Maximum Takeoff Gross Weight, Maximum Taxi Weight, Maximum Landing Weight, and Maximum Zero Fuel Weight from those specified in Detail Specification DS9530A dated 05 January 1995. Upon request, and from time to time, Seller shall provide Buyer with KCNs for an Aircraft for either the weights contained in the Detail Specification or those contained in SCNs
G0320C002 and G0320C005    * * *.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                               VALUJET AIRLINES, INC.

                               Signature /s/ Stephen C. Nevin
                                        ---------------------------------

                               Printed Name  Stephen C. Nevin
                                            -----------------------------

                               Title         SVP Finance & CFO
                                     ------------------------------------

                               MCDONNELL DOUGLAS CORPORATION

                               Signature /s/ T. C. Moore
                                        ---------------------------------

                               Printed Name  T. C. Moore
                                            -----------------------------

                               Title         V.P. Contracts
                                     ------------------------------------

                               Date          12/6/95
                                    -------------------------------------

12-06-95                                                 Letter Agreement No. 16
                                                                     DAC 95-40-D

ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

ENGINE SELECTION
----------------

Buyer and Seller shall have the option upon written notice to the other to change the Engine manufacturer. This option is available through January 31, 1996 and terminates if not exercised on or before that date.

Upon exercise, Seller shall have a reasonable period of time within which to offer Buyer a substitute engine. The offer shall contain the terms and conditions (including support services offered) and shall identify any delays in delivery required by the engine change. Buyer shall have a reasonable amount of time to accept Seller's offer of a substitute engine. In the event of a change, Buyer and Seller shall negotiate in good faith to amend the contract to reflect the new engine. Buyer shall be obligated to accept such offer provided that such new engine manufacturer is willing to provide a propulsion system to Buyer on terms and conditions not materially less favorable to Buyer than those offered by BRR. Any delay resulting from the engine change shall be deemed an Excusable Delay.

Prior to exercising the option, each party agrees to use good faith efforts to negotiate an acceptable agreement with BRR in accordance with terms previously negotiated between such party and BRR.

12-06-95

                                                         Letter Agreement No. 16
                                                                     DAC 95-40-D
                                                                          Page 2

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                                  VALUJET AIRLINES, INC.

                                  Signature /s/ Stephen C. Nevin
                                           ----------------------------------

                                  Printed Name  Stephen C. Nevin
                                              -------------------------------

                                  Title       SVP Finance & CFO
                                       --------------------------------------

                                  MCDONNELL DOUGLAS CORPORATION

                                  Signature /s/ T. C. Moore
                                           ----------------------------------

                                  Printed Name  T. C. Moore
                                              -------------------------------

                                  Title     V.P. Contracts
                                       --------------------------------------

                                  Date     12/6/95
                                      ---------------------------------------

12-01-95                                                 Letter Agreement No. 17
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

FAR PART 121 CERTIFICATION
--------------------------

Based on information provided to Seller by Buyer concerning Buyer's specific operations and routes, Seller confirms that the Aircraft configuration, as defined by the Detail Specification and those SCNs as listed in Exhibit A1 of this Purchase Agreement, meets the Buyer's requirements for FAR Part 121 certification as of the date of execution of this Agreement.

ASSIGNMENT
----------

Notwithstanding anything contained in the Agreement, Buyer may not assign its rights under Letter Agreement Numbers 1, 2, 3, 4, 6, 7, 8, 9, 10 and 12 unless
(i) such assignment constitutes an assignment not requiring Seller's consent pursuant to Article 13(A) or (B) of the Agreement, and (ii) such assignment is not made in contemplation of the transfer of an Aircraft to an unrelated third party.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                               VALUJET AIRLINES, INC.

                               Signature /s/ Stephen C. Nevin
                                        -------------------------------------
                               Printed Name  Stephen C. Nevin
                                            ---------------------------------
                               Title         SVP Finance & CFO
                                     ----------------------------------------

                               MCDONNELL DOUGLAS CORPORATION

                               Signature /s/ T. C. Moore
                                        ------------------------------------

                               Printed Name  T. C. Moore
                                            --------------------------------

                               Title         V.P. Contracts
                                     ---------------------------------------

                               Date          12/6/95
                                    ----------------------------------------

11-20-95                                                 Letter Agreement No. 18
                                                                     DAC 95-40-D



ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

FLIGHT TEST AIRCRAFT
--------------------

Buyer hereby consents to the use of one of its early Aircraft (the "Flight Test Aircraft") in Seller's type certification test program under the following terms and conditions:

1.  Flight Test Aircraft
    --------------------

    Seller shall not use the Flight Test Aircraft for more than * * * hours without renegotiation of this Letter Agreement.

2.  Aircraft Refurbishment
    ----------------------

    Seller shall refurbish the Flight Test Aircraft prior to delivery thereof to Buyer to ensure that the Flight Test Aircraft is in compliance with the Detail Specification. Reasonable wear and tear shall be permissible in all areas of the Flight Test Aircraft except interior areas exposed to passenger view. Such interior areas shall be in a condition, at time of delivery to Buyer, comparable to the same areas of other Aircraft delivered to Buyer in the same time period as the Flight Test Aircraft.

3.  Warranty
    --------

    Seller's warranty for airframe and components of the Flight Test Aircraft shall run for the full term from delivery of the Flight Test Aircraft to the Buyer. In the event a Vendor refuses to honor any valid warranty claim by Buyer solely on the basis of use or time expiration relating to flight test or refurbishment, Seller shall assume responsibility for such claim using the Vendor warranty period as if it began at Aircraft delivery and the terms and conditions of Seller's warranty provided pursuant to Part I.A. of Exhibit C to the Agreement.

4.  Wheels, Tire and Brakes
    -----------------------

    Seller shall install new tires, wheels, and brakes on the Flight Test Aircraft after such flight tests and prior to delivery thereof.

5.  Payment for Use
    ---------------

    Seller shall pay Buyer, at time of delivery of the Flight Test Aircraft,
    * * *     per hour for each flight test hour accumulated on the Flight Test
    Aircraft in excess of  * * *   flight hours.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                                VALUJET AIRLINES, INC.
                                Signature /s/ Stephen C. Nevin
                                         --------------------------------

                                Printed Name  Stephen C. Nevin
                                            -----------------------------

                                Title         SVP Finance & CFO
                                     ------------------------------------

                                MCDONNELL DOUGLAS CORPORATION

                                Signature /s/ T. C. Moore
                                         ---------------------------------

                                Printed Name  T. C. Moore
                                            -----------------------------

                                Title         V.P. Contracts
                                     ------------------------------------

                                Date          12/6/95
                                    -------------------------------------

12-06-95                                                 Letter Agreement No. 19
                                                                     DAC 95-40-D

ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349

Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

MD-82 TO MD-83 CONVERSION KIT CHANGE NOTICES (KCNs)
---------------------------------------------------

Seller agrees to provide      *  *  *        to Buyer the data elements for KCN
740A and KCN 815, as applicable, for up to six MD-80 aircraft to be acquired by Buyer. The data KCNs shall be provided upon written notice from Buyer and in accordance with leadtimes to be established by Seller. Buyer shall provide Seller specific aircraft identification as required to prepare specific customized documentation which shall be included in KCNs 740A and 815. Buyer will be responsible for all labor and parts related to the conversion of MD-82 aircraft into a MD-83 configuration, including procurement of all hardware and parts necessary for the installation of auxiliary fuel tanks in the event Buyer's aircraft lacks such partial installation provisions.

Buyer shall have the right to sublease such converted aircraft to a third party. In the event that such converted aircraft is operated less than two years by Buyer or third party, Buyer agrees to reimburse Seller for such KCN data in the
amount of           *  *  *              for KCN 740A and      *  *  *      for
KCN 815 for each such aircraft.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                                VALUJET AIRLINES, INC.
                                Signature /s/ Stephen C. Nevin
                                          -----------------------------------

                                Printed Name  Stephen C. Nevin
                                            ---------------------------------

                                Title         SVP Finance & CFO
                                     ----------------------------------------

                                MCDONNELL DOUGLAS CORPORATION

                                Signature /s/ T. C. Moore
                                         ------------------------------------

                                Printed Name  T. C. Moore
                                             --------------------------------

                                Title         V.P. Contracts
                                     ----------------------------------------

                                Date          12/6/95
                                     ----------------------------------------

                                                         Letter Agreement No. 20
                                                                     DAC 95-40-D

ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia  30349


Simultaneously herewith ValuJet Airlines, Inc. (Buyer) and McDonnell Douglas Corporation (Seller) have entered into Purchase Agreement No. DAC 95-40-D (the Agreement) which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of MD-95-30 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, this Letter Agreement shall constitute a part of said Agreement.

DEFAULT
-------

A.   A party shall be deemed to be in default hereunder if:

     (i) such party fails to make any payment required from it hereunder and fails to cure such payment default within ten (10) days after receipt of notice of default from the other party; or

     (ii) such party fails to perform any other material act required hereunder and fails to cure such nonpayment default within thirty (30) days after receipt of notice of default from the other party (or, if such default is not capable of cure within thirty days, such party has not commenced reasonable actions to cure the default within such thirty day period or does not thereafter diligently pursue the cure). Any notice of default shall specifically state that it is a notice of default and shall describe the default asserted.

B. Notwithstanding the foregoing, no default shall be deemed to have occurred under Paragraph A above if the party from which payment or performance is required: (i) reasonably disputes that a payment or performance is required or the amount of the payment required, (ii) pays or performs that portion not in dispute, (iii) within the cure period provided, responds to the other party in writing, detailing the reasons for the its position, and
     (iv) diligently pursues a resolution of the dispute thereafter.

C. If a party is in default hereunder, then the non-defaulting party shall be entitled to seek any remedy available to it at law or in equity; provided, however, that in the event a party is in default hereunder as a result of failure to provide notice, failure to comply with the confidentiality provisions of the Agreement or failure to perform any other ministerial requirement, then the non-defaulting party's remedies shall be limited to actual damages attributable to that specific default and the non-defaulting party shall not be entitled to suspend any other performance hereunder (except to the extent made necessary by the default) or to terminate this Agreement.

In the event that a party is in payment default with respect to an amount of $250,000 or less, then the non-defaulting party's remedies shall be limited to actual damages attributable to that specific default and the non-defaulting party shall not be entitled to suspend any other performance hereunder (except to the extent made necessary by the default) or to terminate this Agreement.

D. The terminating party shall be entitled to set off any claim it may have against the other party as a result of such default by retaining the appropriate portion of any amounts paid to it under this Agreement.

E. The foregoing default provisions shall be applicable only in those instances in which other time periods or remedies are not provided hereunder for default or non-compliance. The parties acknowledge and agree that the foregoing default provisions are not intended to alter, amend or supplement any indemnity obligations hereunder.


If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

                            VALUJET AIRLINES, INC.

                            Signature /s/ Stephen C. Nevin
                                      --------------------------------

                            Printed Name  Stephen C. Nevin
                                         -----------------------------
                            Title         SVP Finance & CFO
                                  ------------------------------------

                            MCDONNELL DOUGLAS CORPORATION

                            Signature /s/ T. C. Moore
                                     ---------------------------------

                            Printed Name  T. C. Moore
                                         -----------------------------

                            Title         V.P. Contracts
                                  ------------------------------------

                            Date          12/6/95
                                 -------------------------------------

12-05-95                                                      Letter Agreement
                                                                C1-220-95-4007






                                    *  *  *

12-05-95                                                      Letter Agreement
                                                                C1-220-95-4007


If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.



                         VALUJET AIRLINES, INC.

                         Signature     /s/ Stephen C. Nevin
                                   -------------------------------
                         Printed Name      Stephen C. Nevin
                                     -----------------------------
                         Title             SVP Financial & CFO
                              ------------------------------------

                         MCDONNELL DOUGLAS CORPORATION

                         Signature     /s/ T. C. Moore
                                   -------------------------------
                         Printed Name      T. C. Moore
                                     -----------------------------
                         Title             V.P. Contracts
                              ------------------------------------
                         Date              12/6/95
                             -------------------------------------